December 31, 2001

Berger Institutional
Products Trust
Annual Report

[BERGER FUNDS LOGO]

BERGER IPT-GROWTH

BERGER IPT-LARGE CAP GROWTH FUND

BERGER IPT-SMALL COMPANY GROWTH FUND

BERGER IPT-NEW GENERATION FUND

BERGER IPT-INTERNATIONAL FUND

This report reflects the financial position of the Fund at December 31, 2001 and the results of operations and changes in its net assets for the periods indicated.

                                                                Berger IPT Funds

TABLE OF CONTENTS
===============================================================================

BERGER IPT FUNDS

Berger IPT-Growth Fund .....................................................  4

Berger IPT- Large Cap Growth Fund ..........................................  8

Berger IPT-Small Company Growth Fund ....................................... 12

Berger IPT-New Generation Fund ............................................. 16

Berger IPT-International Fund .............................................. 20

FINANCIAL STATEMENTS AND NOTES

Statements of Assets and Liabilities ....................................... 25

Statements of Operations ................................................... 26

Statements of Changes in Net Assets ........................................ 27

Notes to Financial Statements .............................................. 30

FINANCIAL HIGHLIGHTS ....................................................... 35

REPORT OF INDEPENDENT ACCOUNTANTS .......................................... 38

OTHER MATTERS (UNAUDITED) .................................................. 39

FUND TRUSTEES AND OFFICERS (UNAUDITED) ..................................... 40

This material must be preceded or accompanied by a prospectus. Berger Distributors LLC ~ Member NASD (2/02)

                              Berger IPT Funds o December 31, 2001 Annual Report

4

BERGER IPT-                    Ticker Symbol                               BGROX
GROWTH FUND                    PORTFOLIO MANAGER COMMENTARY   JAY W. TRACEY, CFA
================================================================================
Market Conditions

The past year was one of the most difficult investment periods on record, especially for growth stock investors. Growth stocks underperformed the market in general and value stocks in particular for two main reasons. First, the economy slowed suddenly. Although this affected the earnings growth of most companies, the impact fell harder on companies that had been posting superior growth. Second, valuations accorded to companies with superior growth had reached much higher-than-average levels by March of 2000, reflecting their higher growth rates. Those premiums shrank with the companies' slowing revenue and earnings growth. In general, the combination of declining growth rates and lower valuations caused growth stock prices to drop more than the market.

Fund Performance

Berger IPT-Growth Fund (the "Fund") declined in value by 32.51% for the year ended December 31, 2001, compared with a 19.63% decline in the Russell 3000 Growth Index(1) and an 11.88% decline in the S&P 500 Index.(2)

Despite a good fourth-quarter rebound, the technology sector was a significant source of underperformance in 2001. As a result of relatively high valuations at the beginning of the year, as well as slowing growth rates over the course of the year, most technology stocks experienced a very tough year. Communications technology stocks were among the hardest hit this period as carriers and corporate customers severely cut capital spending on communications equipment. The Fund's holdings in such stocks as CIENA Corp., Nortel Networks Corp., Corning, Inc., JDS Uniphase Corp. and ONI Systems Corp. were sold during the year, but not before having a negative impact on the Fund's performance.

There were a few bright spots within the technology sector, including Concurrent Computer Corp., which is benefiting from increasing acceptance of its video-on-demand systems by cable TV companies. We initiated a new position in customer relationship management (CRM) software-maker Peoplesoft, Inc. that positively contributed to the Fund's performance. The Fund's position in Texas Instruments, Inc. was also a positive contributor as a result of the improved outlook for the company's wireless communications products in the fourth quarter.

In general, healthcare companies were positive contributors to the Fund's performance this period. Health sciences stocks Amgen, Inc., Celgene Corp. and Sepracor, Inc. were strong enough in the fourth quarter to have a positive impact for the year. Hospital management company Tenet Healthcare Corp., which was added in the third quarter, also made positive contributions to the Fund's performance. Despite above-average relative sales and earnings growth, pharmaceutical stocks posted mixed results in 2001. American Home Products Corp. made a positive contribution, while Pfizer, Inc. had a slightly negative impact on Fund performance.

The consumer sector was also mixed. Restaurant stocks, including Brinker International, Inc. and P.F. Chang's China Bistro, Inc., added to the Fund's performance, while broadcast companies such as Clear Channel Communications, Inc. suffered from a weak advertising environment. Retail stocks were among the stock market's best performers, and the Fund benefited from its holdings in Best Buy Co., Inc., Bed Bath & Beyond, Inc., and Abercrombie & Fitch Co.

The Fund's financial holdings posted mixed results as well. Investors Financial Services Corp., Capital One Financial Corp. and American International Group, Inc. were modestly positive performers; AmeriCredit Corp. and Washington Mutual, Inc. were underperformers. Lending institutions have benefited from a positively sloped yield curve; however, with a slower economy, the "creditworthiness" of their loan portfolios has deteriorated to some extent.

We began the year overweighted in energy companies, which contributed positively to the Fund's performance in the first quarter. However, as oil and gas prices and business fundamentals deteriorated in the second quarter, we significantly reduced the Fund's energy weighting. In general, the Fund's energy holdings contributed negatively to performance. Independent power producers Constellation Energy Group, Inc. and Mirant Corp. also fell victim to the economic slowdown and were sold.

Outlook

We believe we have addressed the issues that led to the Fund's underperformance this past year and are looking forward to 2002. In our opinion, the Fund is better balanced, not only with respect to sector weightings, but also with regard to economic sensitivity. Technology and energy weightings were reduced, while less economically sensitive healthcare and consumer sector weightings were increased. We believe the outlook for the economy has improved in the last few months as inventories have been worked down and consumer confidence has improved. Fiscal and monetary policy have also become very stimulative, in our opinion. The stock market has suffered two down years that have been particularly hard on growth stocks. We are optimistic that 2002 holds brighter prospects for the stock market in general and for growth stocks in particular. Past performance is no guarantee of future results.

(1)The Russell 3000 Growth Index, which includes reinvestment of dividends, measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Index is unmanaged, and investors cannot actually make investments in the Index.

(2)The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.


Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW

================================================================================


Berger IPT-Growth Fund
Growth of $10,000

[GRAPH]


                                12/31/01

Berger IPT-Growth Fund          $11,412

Russell 3000 Growth Index       $16,213

S&P 500 Index                   $19,103

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

One Year                        (32.51)%

Five Year                         1.89%

Life of Fund (5/1/96)             2.36%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's change in value is compared to the Russell 3000 Growth Index, the Fund's new benchmark index, and the S&P 500 Index, the Fund's previous benchmark.The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund.

================================================================================

SCHEDULE OF INVESTMENTS


                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------

COMMON STOCK (91.11%)
Aerospace/Defense (0.60%)
         500     Northrop Grumman Corp.                               $  50,405
-------------------------------------------------------------------------------

Banks - Super Regional (0.57%)
         800     Northern Trust Corp.                                    48,176
-------------------------------------------------------------------------------

Beverages - Soft Drinks (1.50%)
       2,600     Pepsico, Inc.                                          126,594
-------------------------------------------------------------------------------

Commercial Services - Miscellaneous (1.70%)
       3,900     The Corporate Executive Board Co.*                     143,130
-------------------------------------------------------------------------------

Commercial Services - Schools (0.82%)
       1,900     Education Management Corp.*                             68,875
-------------------------------------------------------------------------------

Commercial Services - Security/Safety (0.92%)
       2,200     Macrovision Corp.*                                      77,484
-------------------------------------------------------------------------------

Computer - Manufacturers (3.16%)
       5,500     Concurrent Computer Corp.*                              81,675
       1,200     International Business Machines Corp.                  145,152
       3,200     Sun Microsystems, Inc.*                                 39,360
-------------------------------------------------------------------------------
                                                                        266,187
-------------------------------------------------------------------------------

Common Stock (91.11%) - continued
Computer - Memory Devices (0.70%)
       2,700     Network Appliance, Inc.*                             $  59,049
-------------------------------------------------------------------------------
Computer - Networking (0.87%)
       3,000     McDATA Corp. - Class A*                                 73,500
-------------------------------------------------------------------------------

Computer Software - Desktop (3.18%)
       3,000     Borland Software Corp.*                                 46,980
       3,340     Microsoft Corp.*                                       221,275
-------------------------------------------------------------------------------
                                                                        268,255
-------------------------------------------------------------------------------

Computer Software - Enterprise (5.21%)
       7,400     J.D. Edwards & Co.*                                    121,730
       2,000     Oracle Corp.*                                           27,620
       3,000     Peoplesoft, Inc.*                                      120,600
       5,400     Peregrine Systems, Inc.*                                80,082
       2,000     VERITAS Software Corp.*                                 89,660
-------------------------------------------------------------------------------
                                                                        439,692
-------------------------------------------------------------------------------

Computer Software - Security (0.94%)
       2,000     Check Point Software Technologies Ltd.*                 79,780
-------------------------------------------------------------------------------


                              Berger IPT Funds o December 31, 2001 Annual Report

6

Berger IPT-
Growth Fund

================================================================================

SCHEDULE OF INVESTMENTS


                                                               December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                     Value
-------------------------------------------------------------------------------

Common Stock (91.11%) - continued
Diversified Operations (5.59%)
       5,700     AOL Time Warner, Inc.*                               $ 182,970
       4,900     Tyco International Ltd.                                288,610
-------------------------------------------------------------------------------
                                                                        471,580
-------------------------------------------------------------------------------

Electrical - Equipment (2.13%)
       4,490     General Electric Co.                                   179,959
-------------------------------------------------------------------------------

Electronics - Measuring Instruments (0.55%)
       1,200     Waters Corp.*                                           46,500
-------------------------------------------------------------------------------

Electronics - Miscellaneous Components (0.61%)
       2,700     RF Micro Devices, Inc.*                                 51,921
-------------------------------------------------------------------------------

Electronics - Miscellaneous Products (0.62%)
       1,300     Celestica, Inc.*                                        52,507
-------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (3.28%)
       1,500     Analog Devices, Inc.*                                   66,585
       3,400     GlobespanVirata, Inc.*                                  44,030
       1,400     Intersil Corp. - Class A*                               45,150
       3,900     Sanmina SCI Corp.*                                      77,610
       1,100     Xilinx, Inc.*                                           42,955
-------------------------------------------------------------------------------
                                                                        276,330
-------------------------------------------------------------------------------

Finance - Mortgage & Related Services (1.01%)
       1,300     Freddie Mac                                             85,020
-------------------------------------------------------------------------------

Financial Services - Miscellaneous (3.12%)
       5,000     Concord EFS, Inc.*                                     163,900
       1,500     Investors Financial Services Corp.                      99,315
-------------------------------------------------------------------------------
                                                                        263,215

Insurance - Property/Casualty/Title (1.79%)
       1,900     American International Group, Inc.                     150,860
-------------------------------------------------------------------------------

Internet - E*Commerce (1.27%)
       1,600     eBay, Inc. *                                           107,040
-------------------------------------------------------------------------------

Internet - Network Security/Solutions (1.67%)
       3,700     VeriSign, Inc. *                                       140,748
-------------------------------------------------------------------------------

Internet - Software (0.84%)
       3,200     Quest Software, Inc.*                                   70,752
-------------------------------------------------------------------------------

Media - Cable TV (6.21%)

       5,920     CHARTER COMMUNICATIONS, INC.*                           97,265
       2,950     Comcast Corp. - Special Class A*                       106,200
       1,970     Cox Communications, Inc. - Class A*                     82,563
       3,300     EchoStar Communications Corp. -
                 Class A*                      90,651
      10,484     Liberty Media Corp. - Class A*                         146,776
-------------------------------------------------------------------------------
                                                                        523,455
-------------------------------------------------------------------------------

Common Stock (91.11%) - continued
Medical - Biomedical/Genetics (7.13%)
       1,200     Abgenix, Inc *                                       $  40,368
       1,500     Amgen, Inc.*                                            84,660
       2,700     Celgene Corp.*                                          86,184
       2,300     Genentech, Inc.*                                       124,775
         600     IDEC Pharmaceuticals Corp.*                             41,358
       4,600     Medarex, Inc.*                                          82,616
       2,000     Medimmune, Inc.*                                        92,700
       2,000     Millenium Pharmaceuticals, Inc.*                        49,020
-------------------------------------------------------------------------------
                                                                        601,681
-------------------------------------------------------------------------------

Medical - Drug/Diversified (1.06%)
       1,600     Abbott Laboratories                                     89,200
-------------------------------------------------------------------------------

Medical - Ethical Drugs (9.48%)
       3,700     American Home Products Corp.                           227,032
       2,000     King Pharmaceuticals, Inc.*                             84,260
       7,770     Pfizer, Inc.                                           309,635
       4,200     Pharmacia Corp.                                        179,130
-------------------------------------------------------------------------------
                                                                        800,057
-------------------------------------------------------------------------------

Medical - Hospitals (3.09%)
       4,900     Health Management Associates, Inc. -
                 Class A*                                                90,160
       2,900     Tenet Healthcare Corp.*                                170,288
-------------------------------------------------------------------------------
                                                                        260,448

Medical - Instruments (1.64%)
       2,700     Medtronic, Inc.                                        138,267
-------------------------------------------------------------------------------

Medical - Products (2.13%)
       2,400     Baxter International, Inc.                             128,712
         900     Sepracor, Inc.*                                         51,354
-------------------------------------------------------------------------------
                                                                        180,066
-------------------------------------------------------------------------------

Medical - Wholesale Drugs/Sundries (0.77%)
       1,000     Cardinal Health, Inc.                                   64,660
-------------------------------------------------------------------------------

Oil & Gas - International Integrated (0.98%)
       2,500     Suncor Energy, Inc.                                     82,350
-------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.15%)
       2,600     Weatherford International, Inc.*                        96,876
-------------------------------------------------------------------------------
Retail - Apparel/Shoe (0.54%)
       1,300     AnnTaylor Stores Corp.*                                 45,500
-------------------------------------------------------------------------------

Retail - Consumer Electronics (1.41%)
       1,600     Best Buy Co., Inc.*                                    119,168
-------------------------------------------------------------------------------
Retail - Major Discount Chains (1.71%)
       2,500     Wal-Mart Stores, Inc.                                  143,875
-------------------------------------------------------------------------------


Berger IPT Funds o December 31, 2001 Annual Report

                                                                               7
                                                                Berger IPT Funds
================================================================================

SCHEDULE OF INVESTMENTS



                                                               December 31, 2001
-------------------------------------------------------------------------------
Shares/Par Value                                                           Value
-------------------------------------------------------------------------------

Common Stock (91.11%) - continued
Retail - Miscellaneous/Diversified (0.88%)
       2,200     Bed Bath & Beyond, Inc. *                            $  74,580
-------------------------------------------------------------------------------

Retail - Restaurants (4.27%)
       5,900     Brinker International, Inc. *                          175,584
       2,800     P.F. Chang's China Bistro, Inc. *                      132,440
       1,000     Panera Bread Co. *                                      52,040
-------------------------------------------------------------------------------
                                                                        360,064
-------------------------------------------------------------------------------

Retail/Wholesale - Building Products (1.81%)
       3,000     Home Depot, Inc.                                       153,030
-------------------------------------------------------------------------------

Telecommunications - Cellular (1.59%)
       5,500     Sprint Corp. (PCS Group) *                             134,255
-------------------------------------------------------------------------------

Telecommunications - Equipment (2.61%)
       4,400     Nokia Corp. - Spon. ADR                                107,932
       1,100     QUALCOMM, Inc. *                                        55,550
       2,000     UTStarcom, Inc. *                                       57,000
-------------------------------------------------------------------------------
                                                                        220,482
-------------------------------------------------------------------------------

Total Common Stock
(Cost $7,322,913)                                                     7,685,573
-------------------------------------------------------------------------------

U.S. Government Agency Obligations (4.74%)
    $400,000     Fannie Mae Discount Note; 1.45%,
                 1/2/2002                                               399,984
-------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $399,984)                                                         399,984
-------------------------------------------------------------------------------

Repurchase Agreement (3.72%)
    $314,000     State Street Repurchase Agreement,
                 1.40% dated December 31, 2001,
                 to be repurchased at $314,024 on
                 January 2, 2002, collateralized by
                 FHLB Agency Note, 5.00% -
                 February 14, 2003 with a value of
                 $324,464                                               314,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $314,000)                                                         314,000
-------------------------------------------------------------------------------
Total Investments (Cost $8,036,897) (99.57%)                          8,399,557
Total Other Assets, Less Liabilities (0.43%)                             36,220
-------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $8,435,777
-------------------------------------------------------------------------------

*Non-income producing security.
ADR  - American Depositary Receipt.
FHLB - Federal Home Loan Bank.


See notes to financial statements.


                              Berger IPT Funds o December 31, 2001 Annual Report

8

BERGER IPT-LARGE CAP       Ticker Symbol                                   BGINX
GROWTH FUND                PORTFOLIO MANAGER COMMENTARY    STEVEN L. FOSSEL, CFA
================================================================================

Market Conditions

The past year was one of the most difficult investment periods on record, especially for growth stock investors. Growth stocks underperformed the market in general and value stocks in particular for two main reasons. First, the economy slowed suddenly. Although this affected the earnings growth of most companies, the impact fell harder on companies that had been posting superior growth. Second, valuations accorded to companies with superior growth had reached much higher-than-average levels, reflecting their higher growth rates, and those premiums shrank with the companies' slowing revenue and earnings growth. The combination of declining growth rates and lower valuations caused growth stock prices to drop more than the market in general.

Fund Performance

Against this difficult backdrop, the Berger IPT-Large Cap Growth Fund (the "Fund") was down 25.26% for the year ended December 31, 2001, compared with a 20.42% decline in the Russell 1000 Growth Index(1) and an 11.88% decline in the S&P 500 Index(2). Over the last year, most major industry sectors performed poorly with technology, communications, utility and energy services being the hardest hit. The key reason for the Fund's underperformance was that we held many companies, especially technology companies, whose fast growth rates and higher valuations suffered sharp declines.

Although we significantly reduced our technology exposure throughout the year, we did not foresee the magnitude or duration of the decline in this sector. Many of our technology stocks were down dramatically, and the Fund particularly suffered from its large holdings of networking, storage and software stocks. Among networking stocks, JDS Uniphase Corp., Corning, Inc., Nortel Networks Corp. and Cisco Systems, Inc. dragged down performance. So did the Fund's storage holdings, including EMC Corp. and Network Appliance, Inc. In software, Oracle Corp. and VeriSign, Inc. had a negative impact on Fund performance.

Believing that many networking stocks will experience a protracted decline in orders, we sold our positions in Corning, Nortel and JDS Uniphase. We are more sanguine about the outlook for several software stocks. VeriSign, for example, has continued to show strong growth throughout this period, so we increased our position in the stock. The company has a market-share lead, strong management and high barriers to entry in its business. We also continue to hold Veritas Software Corp. because it has improved its competitive position and should benefit from an economic recovery. On a positive note, technology started performing better later in the year and International Business Machines Corp., Microsoft Corp. and Intel Corp. all contributed positively to the Fund's performance.

The energy and utility sectors were strong in the beginning of the year but much weaker the second half. Many of the Fund's energy services holdings such as Nabors Industries, Inc. were good performers in the first part of the year as a result of strong commodity prices and high drilling activity. This trend reversed itself in the second half of the year as slowing economic activity caused deterioration in the supply/demand balance. We sold several holdings, including Nabors Industries, Inc., at the beginning of this downward trend.

In other sectors the news was less bleak with some bright spots. In communications, the Fund suffered a decline in Qwest Communications International, Inc. but enjoyed a rise in Sprint Corp. (PCS Group). Retail holdings Wal-Mart Stores, Inc. and Best Buy Co., Inc. did well while The Kroger Co. did poorly. Financial stocks showed a similar mixed pattern. Market-sensitive stocks such as Charles Schwab & Co., Inc. and Morgan Stanley Dean Witter & Co. suffered declines, while consistent growth companies like Freddie Mac and Fifth Third Bancorp. were positive contributors to performance. Individual company execution and stock picking were crucial in these sectors.

At the end of the period, healthcare was the Fund's second-largest sector. We increased our holdings in this sector over the year because many companies are showing strong growth that is not affected by the current economic weakness. We purchased several healthcare services companies such as Tenet Healthcare Corp. and Anthem, Inc. that were positive contributors to performance. Accelerating sales growth in hospital stocks such as Tenet Healthcare and HCA, Inc. is resulting in margin expansion and better-than-expected earnings growth. American Home Products Corp. and Medtronic, Inc. were also strong performers for the Fund. We continue to own several biotechnology stocks such as Genentech, Inc. that declined for the year on the contraction in industry valuations but remain attractive as a result of strong growth in existing products and an exciting product pipeline.

Outlook

We believe we have addressed the issues that led to the Fund's underperformance this past year and are looking forward to a fresh start for the coming year. In our opinion the Fund is better balanced, with decreased exposure to technology and increased exposure to the more stable healthcare, consumer and financial sectors. Stimulative economic and fiscal policy should also help the economy and the stock market in general.

Past performance is no guarantee of future results.

(1)The Russell 1000 Growth Index, which includes reinvestment of dividends, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, and investors cannot actually make investments in the Index.

(2)The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.


Berger IPT Funds o December 31, 2001 Annual Report

                                                                               9
PERFORMANCE OVERVIEW
                                                                Berger IPT Funds
================================================================================

BERGER IPT-LARGE
CAP GROWTH FUND

GROWTH OF $10,000

                                        12/31/01

Berger IPT-Large Cap Growth Fund        $18,471

Russell 1000 Growth Index               $16,893

S&P 500 Index                           $19,103


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001


One Year                                (25.26)%

Five Year                                10.64%

Life of Fund (5/1/96)                    11.43%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's change in value is compared to the Russell 1000 Growth Index, the Fund's new benchmark index, and the S&P 500 Index, the Fund's previous benchmark.The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund.

================================================================================

SCHEDULE OF INVESTMENTS



                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------

Common Stock (93.66%)
Aerospace/Defense (1.88%)
       3,000     Northrop Grumman Corp.                               $ 302,430
      10,000     Raytheon Co.                                           324,700
-------------------------------------------------------------------------------
                                                                        627,130
-------------------------------------------------------------------------------

Banks - Money Center (2.59%)
      17,073     Citigroup, Inc.                                        861,845
-------------------------------------------------------------------------------

Banks - Super Regional (2.73%)

         8,825    FIFTH THIRD BANCORP.                                  541,237
       6,110     Northern Trust Corp.                                   367,944
-------------------------------------------------------------------------------
                                                                        909,181
-------------------------------------------------------------------------------

Beverages - Soft Drinks (1.02%)
       7,000     Pepsico, Inc.                                          340,830
-------------------------------------------------------------------------------

Commercial Services - Advertising (2.15%)
       8,000     Omnicom Group, Inc.                                    714,800
-------------------------------------------------------------------------------

Common Stock (93.66%) - continued
Computer - Manufacturers (3.36%)
       5,690     International Business
                 Machines Corp.                                       $ 688,262
      35,000     Sun Microsystems, Inc. *                               430,500
-------------------------------------------------------------------------------
                                                                      1,118,762
-------------------------------------------------------------------------------

Computer - Networking (1.54%)
      28,318     Cisco Systems, Inc. *                                  512,839
-------------------------------------------------------------------------------

Computer - Services (2.07%)
      10,000     Amdocs Ltd. *                                          339,700
       5,090     Electronic Data Systems Corp.                          348,920
-------------------------------------------------------------------------------
                                                                        688,620
-------------------------------------------------------------------------------

Computer Software - Desktop (3.81%)
      19,160     Microsoft Corp. *                                    1,269,350
-------------------------------------------------------------------------------

Computer Software - Enterprise (1.86%)
      28,610     Oracle Corp. *                                         395,104
       5,000     VERITAS Software Corp. *                               224,150
-------------------------------------------------------------------------------
                                                                        619,254
-------------------------------------------------------------------------------

                              Berger IPT Funds o December 31, 2001 Annual Report

10

BERGER IPT-LARGE CAP
GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS


                                                               December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------

Common Stock (93.66%) - continued
Computer Software - Security (1.80%)
      15,000     Check Point Software
                 Technologies Ltd.*                                   $ 598,350
-------------------------------------------------------------------------------

Diversified Operations (6.26%)
      20,080     AOL Time Warner, Inc.*                                 644,568
      24,450     Tyco International Ltd.                              1,440,105
-------------------------------------------------------------------------------
                                                                      2,084,673
-------------------------------------------------------------------------------

Electrical - Equipment (3.66%)
      30,420     General Electric Co.                                 1,219,234
-------------------------------------------------------------------------------

Electronics - Miscellaneous Products (1.30%)
      10,700     Celestica, Inc.*                                       432,173
-------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (1.82%)
      12,230     Kla-Tencor Corp.*                                      606,119
-------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (3.86%)
       7,000     Analog Devices, Inc.*                                  310,730
      12,000     Intel Corp.                                            377,400
      15,000     Sanmina SCI Corp.*                                     298,500
      10,700     Texas Instruments, Inc.                                299,600
-------------------------------------------------------------------------------
                                                                      1,286,230
-------------------------------------------------------------------------------

Finance - Investment Brokers (1.22%)
       7,260     Morgan Stanley Dean Witter & Co.                       406,124
-------------------------------------------------------------------------------

Finance - Mortgage & Related Services (1.43%)
       7,300     Freddie Mac                                            477,420
-------------------------------------------------------------------------------

Financial Services - Miscellaneous (1.95%)
      19,800     Concord EFS, Inc.*                                     649,044
-------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (2.09%)
       8,780     American International Group, Inc.                     697,132
-------------------------------------------------------------------------------

Internet - Network Security/Solutions (2.52%)
      22,100     VeriSign, Inc.*                                        840,684
-------------------------------------------------------------------------------

Media - Cable TV (6.27%)
      20,293     Charter Communications, Inc.*                          333,414
      13,350     Comcast Corp. - Special Class A*                       480,600
      26,500     EchoStar Communications Corp. -
                 Class A*                                               727,955
      39,170     Liberty Media Corp. - Class A*                         548,380
-------------------------------------------------------------------------------
                                                                      2,090,349
-------------------------------------------------------------------------------

Medical - Biomedical/Genetics (4.07%)
      10,380     Amgen, Inc.*                                           585,847
      14,230     Genentech, Inc.*                                       771,978
-------------------------------------------------------------------------------
                                                                      1,357,825
-------------------------------------------------------------------------------

Common Stock (93.66%) - continued
Medical - Drug/Diversified (1.17%)
       7,000     Abbott Laboratories                                  $ 390,250
-------------------------------------------------------------------------------
Medical - Ethical Drugs (8.94%)
      17,890     American Home Products Corp.                         1,097,730
      28,300     Pfizer, Inc.                                         1,127,755
      17,680     Pharmacia Corp.                                        754,052
-------------------------------------------------------------------------------
                                                                      2,979,537
-------------------------------------------------------------------------------

Medical - Hospitals (3.37%)
      11,500     HCA, Inc.                                              443,210
      11,550     Tenet Healthcare Corp.*                                678,216
-------------------------------------------------------------------------------
                                                                      1,121,426
-------------------------------------------------------------------------------

Medical - Instruments (1.68%)
      10,950     Medtronic, Inc.                                        560,750
-------------------------------------------------------------------------------

Medical - Products (1.38%)
       8,600     Baxter International, Inc.                             461,218
-------------------------------------------------------------------------------

Medical - Wholesale Drugs/Sundries (1.51%)
       7,800     Cardinal Health, Inc.                                  504,348
-------------------------------------------------------------------------------

Oil & Gas - International Integrated (2.00%)
      10,720     Suncor Energy, Inc.                                    353,117
       4,480     TotalFinaElf SA - Spon. ADR                            314,675
-------------------------------------------------------------------------------
                                                                        667,792

Oil & Gas - Machinery & Equipment (2.00%)
       8,300     Baker Hughes, Inc.                                     302,701
       9,800     Weatherford International, Inc.*                       365,148
-------------------------------------------------------------------------------
                                                                        667,849
-------------------------------------------------------------------------------

Oil & Gas - Production/Pipeline (1.10%)
      14,300     The Williams Cos., Inc.                                364,936
-------------------------------------------------------------------------------

Retail - Consumer Electronics (1.23%)
       5,500     Best Buy Co., Inc.*                                    409,640
-------------------------------------------------------------------------------

Retail - Major Discount Chains (2.81%)
       4,170     Target Corp.                                           171,179
      13,300     Wal-Mart Stores, Inc.                                  765,415
-------------------------------------------------------------------------------
                                                                        936,594
-------------------------------------------------------------------------------

Retail/Wholesale - Building Products (1.21%)
       7,900     Home Depot, Inc.                                       402,979
-------------------------------------------------------------------------------

Telecommunications - Cellular (1.58%)
      21,620     Sprint Corp. (PCS Group)*                              527,744
-------------------------------------------------------------------------------

Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds
================================================================================

SCHEDULE OF INVESTMENTS


                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares/Par Value                                                          Value
-------------------------------------------------------------------------------


COMMON STOCK (93.66%) - CONTINUED
Telecommunications - Equipment (2.42%)
      18,334     Nokia Corp. - Spon. ADR                              $ 449,733
       7,040     QUALCOMM, Inc.*                                        355,520
-------------------------------------------------------------------------------
                                                                        805,253
-------------------------------------------------------------------------------

Total Common Stock
(Cost $30,807,421)                                                   31,208,284
-------------------------------------------------------------------------------

Corporate Debt - Convertible (1.24%)
Computer Software - Enterprise (1.24%)
    $314,000     VERITAS Software Corp.;
                 1.86%, 8/13/2006                                       414,480
-------------------------------------------------------------------------------
Total Corporate Debt - Convertible
(Cost $552,478)                                                         414,480
-------------------------------------------------------------------------------

Repurchase Agreement (4.18%)
  $1,393,000     State Street Repurchase Agreement,
                 1.40% dated December 31, 2001,
                 to be repurchased at $1,393,108 on
                 January 2, 2002, collateralized by
                 FHLB Agency Note, 5.00% -
                 February 14, 2003  with a value of
                 $1,423,456                                           1,393,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $1,393,000)                                                     1,393,000
-------------------------------------------------------------------------------
Total Investments (Cost $32,752,899) (99.08%)                        33,015,764
Total Other Assets, Less Liabilities (0.92%)                            307,114
-------------------------------------------------------------------------------
Net Assets (100.00%)                                                $33,322,878

*Non-income producing security.
ADR  - American Depositary Receipt.
FHLB - Federal Home Loan Bank


See notes to financial statements.


                              Berger IPT Funds o December 31, 2001 Annual Report

12


BERGER IPT-
SMALL COMPANY                Ticker Symbol                                 BSCOX
GROWTH FUND                  PORTFOLIO MANAGER COMMENTARY   PAUL A. LaROCCO, CFA
================================================================================

Market Conditions

The past fiscal year was one of the most difficult periods on record, especially for growth stock investors. The main reason for this was that valuations compressed as the market declined. More important in our view, valuations of stocks with extremely high growth rates shrank more than those with lower growth rates. Because the Fund focuses on high-growth companies, the effect on its stocks was quite pronounced. Additionally, the economy slowed dramatically early in the year, affecting the revenue and earnings growth of many growth-oriented companies.

Fund Performance

Berger IPT-Small Cap Growth Fund (the "Fund") suffered significantly from this valuation decrease in nearly every area in which it was invested, declining by 33.47% for the year ended December 31, 2001, compared with a 9.23% decline in the Russell 2000 Growth Index,1 and a 2.49% decline in the Russell 2000 Index.2 Clearly, these results are immensely disappointing. This has been a painful year for growth investors and a humbling one for growth portfolio managers. Although we did make changes to the Fund as a result of the sudden slowdown in growth rates, we could have responded more quickly to the rapidly deteriorating fundamentals.

Not surprisingly, technology holdings had the largest negative impact on Fund performance this period. We reduced some technology holdings early in the year in response to slowing growth; however, it remains a prominent weighting. Our conviction in the future of fundamentally sound technology companies remains strong, and the changes were made to balance near-term fundamentals with longer-term opportunities. The moves were part of our overall strategy to position the Fund as well as possible for an eventual economic recovery.

Some of the largest declines in the technology sector were among communications equipment providers such as Tollgrade Communications, Inc., Lightpath Technologies, Inc., and Redback Networks, Inc. All of these stocks were sold during the period based on our analysis that prospects for eventual growth reacceleration had diminished too much to justify remaining invested in them. However, the sales were made too late to avoid a significant negative impact on performance.

Elsewhere in technology, despite stock-price declines, we remain invested in some companies that continue to gain market share, including Quest Software, Inc., which provides software to enhance the performance and management of databases, and Retek, Inc., an enterprise software vendor focused on the retail industry. Although these companies have seen a slowdown in business and a contraction in valuation, we believe their prospects for a reacceleration of growth are good. Also, we believe they are competitively well-positioned for an eventual recovery in the economy and in business spending.

Within the healthcare sector, stocks of service companies, such as specialty pharmaceutical distributor Accredo Health, Inc. performed fairly well this period. Biotechnology companies posted somewhat mixed results, largely a result of their lack of near-term predictability despite what we believe is their significant long-term growth potential. A few of the Fund's holdings, such as IDEC Pharmaceuticals Corp., a company focused on cancer drugs, did relatively well this period. However, biotechnology equipment provider Invitrogen Corp. underperformed the Index, despite relatively good fundamental results. The Fund benefited from companies added during the year, including First Horizon Pharmaceutical Corp. and Celgene Corp., both of which are profiting from strong sales.

On the consumer side of the portfolio, the Fund fared better. Whole Foods Market, Inc., a retailer of organic foods, performed well over the period. Restaurant operator P.F. Chang's China Bistro, Inc. also contributed modestly to performance.

Strong commodity prices and high levels of drilling activity drove the positive performance in the Fund's energy holdings in the first half of the year, but those trends reversed in the second half as the balance of supply and demand in the sector succumbed to the economic slowdown. As a result, we significantly scaled back the Fund's exposure to energy companies as fundamentals began to erode and ended the period underweighted in energy, as compared with the indexes.

Outlook

As we have navigated the difficulties and uncertainties of the past fiscal year, we have focused on companies we believe are best positioned for a possible recovery in the economy and stock market. We ended 2001 with confidence in the companies the fund owns. Despite contractions in their valuations and the near-term impact on their growth rates, we believe they will be able to successfully navigate the challenges ahead and emerge from this difficult period poised to resume their growth rates and succeed in the years to come.

Past performance is no guarantee of future results.

(1)The Russell 2000 Growth Index consists of growth common stocks included in the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small company growth-stock performance in the U.S. stock market. The Index is an unmanaged Index, with dividends reinvested, and investors cannot actually make investments in the Index.

(2)The Russell 2000 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.


Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW

================================================================================

Berger Ipt-small Company Growth Fund
Growth of $10,000



                                        12/31/01

Berger IPT-Small Company Growth Fund    $14,623

Russell 2000 Growth Index               $10,831

Russell 2000 Index                      $15,121

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001


One Year                                (33.47)%

Five Year                                 8.01%

Life of Fund (5/1/96)                     6.93%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in small company stocks may involve greater risks, including price volatility, and rewards than investments in larger companies. The Fund's change in value is compared to the Russell 2000 Growth Index, the Fund's new benchmark index, and the Russell 2000 Index, the Fund's previous benchmark.The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund.

================================================================================

SCHEDULE OF INVESTMENTS


                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------

Common Stock (94.82%)
Commercial Services - Business Services (0.89%)
      14,810     Pediatrix Medical Group, Inc.*                      $  502,355
-------------------------------------------------------------------------------

Commercial Services - Miscellaneous (4.55%)
      17,110     FTI Consulting, Inc.*                                  561,208
      54,360     The Corporate Executive Board Co.*                   1,995,012
-------------------------------------------------------------------------------
                                                                      2,556,220
-------------------------------------------------------------------------------

Commercial Services - Security/Safety (0.12%)
       1,950     Macrovision Corp.*                                      68,679
-------------------------------------------------------------------------------

Commercial Services - Staffing (0.75%)
      15,460     Administaff, Inc.*                                     423,759
-------------------------------------------------------------------------------

Computer - Integrated Systems (1.66%)
      18,740     Cerner Corp.*                                          935,688
-------------------------------------------------------------------------------

Computer - Manufacturers (1.05%)
      39,600     Concurrent Computer Corp.*                             588,060
-------------------------------------------------------------------------------

Common Stock (94.82%) - continued
Computer - Memory Devices (1.16%)
      29,880     Network Appliance, Inc.*                             $ 653,476
-------------------------------------------------------------------------------

Computer - Networking (2.07%)
      47,410     McDATA Corp. - Class A*                              1,161,545
-------------------------------------------------------------------------------

Computer - Optical Recognition (0.86%)
      13,680     Optimal Robotics Corp.*                                484,956
-------------------------------------------------------------------------------

Computer - Peripheral Equipment (0.78%)
      11,850     Sage, Inc.*                                            439,280
-------------------------------------------------------------------------------
Computer - Services (1.90%)
      32,300     Ciber, Inc. *                                          305,235
      16,730     Photon Dynamics, Inc.*                                 763,725
-------------------------------------------------------------------------------
                                                                      1,068,960
-------------------------------------------------------------------------------

Computer Software - Desktop (0.33%)
      11,920     Borland Software Corp.*                                186,667
-------------------------------------------------------------------------------


                              Berger IPT Funds o December 31, 2001 Annual Report

14

BERGER IPT-
SMALL COMPANY
GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS


                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------

Common Stock (94.82%) - continued
Computer Software - Educational/Entertainment (2.04%)
      31,920     Midway Games, Inc.*                                  $ 479,119
      18,890     SmartForce PLC - Spon. ADR*                            467,528
       4,090     THQ, Inc.*                                             198,242
-------------------------------------------------------------------------------
                                                                      1,144,889
-------------------------------------------------------------------------------

Computer Software - Enterprise (4.90%)
       6,150     Concord Communications, Inc.*                          126,997
      47,550     J.D. Edwards & Co.*                                    782,197
      22,590     Keane, Inc.*                                           407,298
      16,080     Legato Systems, Inc.*                                  208,558
      23,160     NetIQ Corp.*                                           816,622
      12,060     SeaChange International, Inc.*                         411,487
-------------------------------------------------------------------------------
                                                                      2,753,159
-------------------------------------------------------------------------------

Computer Software - Finance (0.98%)
      11,070     Advent Software, Inc.*                                 552,947
-------------------------------------------------------------------------------

Computer Software - Medical (0.64%)
      21,330     Eclipsys, Corp.*                                       357,278
-------------------------------------------------------------------------------

Computer Software - Security (0.81%)
       9,750     Internet Security Systems, Inc.*                       312,585
       6,370     NetScreen Technologies, Inc.*                          140,968
-------------------------------------------------------------------------------
                                                                        453,553
-------------------------------------------------------------------------------

Electrical - Equipment (0.91%)
      12,610     AstroPower, Inc.*                                      509,822
-------------------------------------------------------------------------------

Electronics - Laser Systems/Components (1.08%)
      22,810     Cymer, Inc.*                                           609,711
-------------------------------------------------------------------------------

Electronics - Military Systems (0.55%)
      12,390     The Titan Corp.*                                       309,131
-------------------------------------------------------------------------------

Electronics - Miscellaneous Components (1.23%)
      35,950     RF Micro Devices, Inc.*                                691,319
-------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (3.67%)

      26,930     ADVANCED ENERGY INDUSTRIES, INC.*                      717,415
      11,300     Brooks Automation, Inc.*                               459,571
      13,630     FEI Co.*                                               429,481
      15,850     Lattice Semiconductor Corp.*                           326,035
       6,310     PRI Automation, Inc.*                                  129,040
-------------------------------------------------------------------------------
                                                                      2,061,542
-------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (8.42%)
      33,520     Alpha Industries, Inc.*                                730,736
      32,990     Cree, Inc.*                                            971,885
       1,720     Genesis Microchip, Inc.*                               113,726
      48,685     GlobespanVirata, Inc.*                                 630,471
      23,320     Intersil Corp. - Class A*                              752,070
      17,630     O2Micro International Ltd.*                            424,001
      22,310     Plexus Corp.*                                          592,554
      15,790     Zoran Corp.*                                           515,386
-------------------------------------------------------------------------------
                                                                      4,730,829
-------------------------------------------------------------------------------

Common Stock (94.82%) - continued
Finance - Consumer/Commercial Loans (1.16%)
      20,750     Americredit Corp.*                                   $ 654,663
-------------------------------------------------------------------------------

Finance - Investment Management (1.61%)
      12,840     Affiliated Managers Group, Inc.*                       904,963
-------------------------------------------------------------------------------

Financial Services - Miscellaneous (2.26%)
      19,140     Investors Financial Services Corp.                   1,267,259
-------------------------------------------------------------------------------

Internet - ISP/Content (1.12%)
      39,340     Exult, Inc.*                                           631,407
-------------------------------------------------------------------------------

Internet - Network Security/Solutions (0.68%)
      19,660     SonicWall, Inc.*                                       382,190
-------------------------------------------------------------------------------

Internet - Software (2.86%)
      34,240     Quest Software, Inc.*                                  757,047
      22,690     Retek, Inc.*                                           677,750
      27,760     Support.com, Inc.*                                     174,055
-------------------------------------------------------------------------------
                                                                      1,608,852
-------------------------------------------------------------------------------

Leisure - Products (1.05%)
      18,910     Direct Focus, Inc.*                                    589,990
-------------------------------------------------------------------------------

Medical - Biomedical/Genetics (12.58%)
      60,760     Arena Pharmaceuticals, Inc.*                           730,943
      38,420     Celgene Corp.*                                       1,226,366
       6,640     Cephalon, Inc.*                                        501,884
      21,180     Diversa Corp.*                                         299,697
      13,770     ICOS Corp.*                                            790,949
       5,440     IDEC Pharmaceuticals Corp.*                            374,979
      10,150     InterMune, Inc.*                                       499,989
      11,520     Invitrogen Corp.*                                      713,434
      32,320     Medarex, Inc.*                                         580,467
      32,320     Paradigm Genetics, Inc.*                               184,224
      11,220     Pharmaceutical Product
                 Development, Inc.*                                     362,518
      14,070     Regeneron Pharmaceuticals, Inc.*                       396,211
      16,980     Tularik, Inc.*                                         407,860
                                                                      7,069,521
-------------------------------------------------------------------------------

Medical - Ethical Drugs (3.38%)
      17,710     Cell Therapeutics, Inc.*                               427,519
       5,260     CIMA Labs, Inc.*                                       190,149
      30,240     First Horizon Pharmaceutical Corp.*                    888,754
      25,150     SICOR, Inc.*                                           394,352
-------------------------------------------------------------------------------
                                                                      1,900,774
-------------------------------------------------------------------------------

Medical - Hospitals (0.60%)
      10,990     Province Healthcare Co.*                               339,151
-------------------------------------------------------------------------------

Medical - Instruments (1.49%)
      18,490     Thoratec Corp.*                                        314,330
      23,230     Ventana Medical Systems, Inc.*                         525,463
-------------------------------------------------------------------------------
                                                                        839,793
-------------------------------------------------------------------------------



Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds

================================================================================

SCHEDULE OF INVESTMENTS



                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------

Common Stock (94.82%) - continued
Medical/Dental - Supplies (0.27%)
      33,440     Align Technology, Inc.*                              $ 150,480
-------------------------------------------------------------------------------

Medical/Dental/Services (1.33%)
      18,787     Accredo Health, Inc.*                                  745,844
-------------------------------------------------------------------------------

Oil & Gas - Drilling (1.91%)
      10,210     Helmerich & Payne, Inc.                                340,810
      37,720     Rowan Companies, Inc.*                                 730,636
-------------------------------------------------------------------------------
                                                                      1,071,446

Oil & Gas - Machinery & Equipment (1.04%)
      50,640     Grant Prideco, Inc. *                                  582,360
-------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (1.26%)
      10,920     Evergreen Resources, Inc.*                             421,621
       6,920     Spinnaker Exploration Co.*                             284,827
-------------------------------------------------------------------------------
                                                                        706,448
-------------------------------------------------------------------------------

Retail - Apparel/Shoe (2.36%)
      11,660     AnnTaylor Stores Corp.*                                408,100
       9,580     Coach, Inc.*                                           373,429
      17,290     HOT Topic, Inc.*                                       542,733
-------------------------------------------------------------------------------
                                                                      1,324,262
-------------------------------------------------------------------------------

Retail - Mail Order & Direct (1.04%)
      13,560     Williams-Sonoma, Inc.*                                 581,724
-------------------------------------------------------------------------------
Retail - Restaurants (1.70%)
      16,330     P.F. Chang's China Bistro, Inc.*                       772,409
       3,530     Panera Bread Co.*                                      183,701
-------------------------------------------------------------------------------
                                                                        956,110
-------------------------------------------------------------------------------

Retail - Super/Mini Markets (1.22%)
      15,740     Whole Foods Market, Inc.*                              685,634
-------------------------------------------------------------------------------

Retail/Wholesale - Food (1.43%)
      32,150     United Natural Foods, Inc.*                            803,750
-------------------------------------------------------------------------------

Telecommunications - Cellular (2.76%)
      18,120     AirGate PCS, Inc.*                                     825,366
      34,210     Alamosa Holdings, Inc.*                                408,125
      42,830     UbiquiTel, Inc.*                                       319,084
-------------------------------------------------------------------------------
                                                                      1,552,575
-------------------------------------------------------------------------------

Telecommunications - Equipment (6.57%)
      58,710     Harmonic, Inc.*                                        705,694
      34,830     InterVoice-Brite, Inc.*                                445,824
      11,350     Microtune, Inc.*                                       266,271
      14,508     Polycom, Inc.*                                         499,075
      44,870     SBA Communications Corp.*                              584,208
      41,830     UTStarcom, Inc.*                                     1,192,155
-------------------------------------------------------------------------------
                                                                      3,693,227

Common Stock (94.82%) - continued
Telecommunications - Services (1.79%)
      28,830     Allegiance Telecom, Inc. *                           $ 239,001
      28,540     Intrado, Inc. *                                        764,872
-------------------------------------------------------------------------------
                                                                      1,003,873
Total Common Stock
(Cost $44,378,606)                                                   53,290,121
-------------------------------------------------------------------------------

Preferred Stock - Convertible (0.01%)
Telecommunications - Equipment (0.01%)
      39,167     Cidera, Inc. - Series D *@[x]                            5,092
-------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $342,691)                                                           5,092
-------------------------------------------------------------------------------

U.S. Government Agency Obligations (3.56%)
  $2,000,000     Fannie Mae Discount Note;
                 1.45%, 1/2/2002                                      1,999,919
-------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $1,999,919)                                                     1,999,919
-------------------------------------------------------------------------------

Repurchase Agreement (1.79%)
  $1,006,000     State Street Repurchase Agreement,
                 1.40% dated December 31, 2001,
                 to be repurchased at $1,006,078 on
                 January 2, 2002, collateralized by
                 FHLB Agency Note, 2.16% -
                 November 29, 2002 with a value of
                 $1,031,054                                           1,006,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $1,006,000)                                                     1,006,000
-------------------------------------------------------------------------------
Total Investments (Cost $47,727,216) (100.18%)                       56,301,132
Total Other Assets, Less Liabilities (-0.18%)                          (100,513)
-------------------------------------------------------------------------------
Net Assets (100.00%)                                                $56,200,619
-------------------------------------------------------------------------------

*Non-income producing security.

ADR  - American Depositary Receipt.
FHLB - Federal Home Loan Bank.
PLC  - Public Limited Company.
++   - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

[x] Schedule of Restricted Securities and/or Illiquid Securities

                                                                    Fair Value
                          Date                          Fair          as a %
                        Acquired          Cost          Value      of Net Assets
-------------------------------------------------------------------------------
Cidera, Inc. -
Series D -
 Preferred Stock        9/1/2000        $342,691        $5,092          0.01%

See notes to financial statements.

                              Berger IPT Funds o December 31, 2001 Annual Report

16



BERGER IPT-NEW                 Ticker Symbol                               BINGX
GENERATION FUND                PORTFOLIO MANAGER COMMENTARY   JAY W. TRACEY, CFA
                                                            PAUL A. LaROCCO, CFA
================================================================================
Market Conditions

The past year was one of the most difficult investment periods on record, especially for growth stock investors. Growth stocks underperformed the market in general and value stocks in particular for two main reasons. First, the economy slowed suddenly. Although this affected the earnings growth of most companies, the impact fell harder on companies that had been posting superior growth. Second, valuations accorded to companies with superior growth had reached much higher-than-average levels, reflecting their higher growth rates. Those premiums shrank with the companies' slowing revenue and earnings growth. The combination of declining growth rates and lower valuations caused growth stock prices to drop more than the market in general.

Fund Performance

Berger IPT-New Generation Fund ("the Fund") declined in value by 48.99% for the year ended December 31, 2001, compared with an 11.88% decline in the Standard & Poor's (S&P) 500 Index(1) and a 20.82% decline in the Nasdaq Composite Index(2) and The key reason for this underperformance was that the Fund held many companies, especially technology companies, whose fast growth rates and higher valuations suffered sharp declines. This effect was even more pronounced among smaller, emerging growth stocks that have been the Fund's strategy.

The Fund was substantially overweighted in technology companies--by far the market's weakest sector in 2001. Despite a good fourth-quarter rebound, the technology sector was still the primary source of the Fund's relative underperformance this period. As a result of relatively high valuations at the beginning of the year, as well as slowing growth rates over the course of the year, most technology stocks experienced a very difficult year. Communications technology stocks were among the hardest hit, as carriers and corporate customers severely cut capital spending on communications equipment. CIENA Corp., ONI Systems Corp., and Sonus Networks, Inc. were among the Fund's worst performers this period. Computer software and services stocks such as Internet Security Systems, Inc., Manugistics Group, Inc., Micromuse, Inc., Openwave Systems, Inc. and StorageNetworks, Inc. also had a large negative impact on performance.

There were some individual bright spots within the fund's technology holdings, including retek, inc., Mcdata corp., And concurrent computer corp., But they were too few to offset the negatives. Near the end of the year, the fund's technology weighting was significantly reduced. As a result, going forward the fund's performance should be less sensitive to the performance of that one sector.

In terms of their impact on relative performance, the Fund's financial holdings were a distant second place to its technology holdings, but important nonetheless. The principal cause of trouble in this sector was NextCard, Inc., which experienced significant loan losses because of fraud that were not disclosed until late in the year. The company's third-quarter report, which included substantial charges, revealed the surprising magnitude of the losses, and the stock declined precipitously. We saw little opportunity for recovery, and the stock was subsequently sold.

In general, the Fund's consumer discretionary holdings had a modestly negative impact on performance this period. Contributions from the Fund's holdings in other sectors -- including healthcare, the Fund's second-largest sector -- were positive. However, these positive performers were not enough to offset the tremendous negative impact of the Fund's technology holdings.

Outlook

We believe the outlook for the economy has improved in the last few months as inventories have been worked down and consumer confidence has improved. Fiscal and monetary policy have also become very stimulative, in our opinion. The stock market has suffered two down years that have been particularly hard on growth stocks. We are optimistic that 2002 holds brighter prospects for the stock market in general and for growth stocks in particular.

Berger Financial Group LLC, investment manager for Berger Funds, has announced plans for a realignment of the firm's growth funds. Plans call for the termination of Berger IPT-New Generation Fund. Jay Tracey and Paul LaRocco became team portfolio managers of the IPT-New Generation Fund effective December 28, 2001.


Past performance is no guarantee of future results.

(1)The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2)The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted, includes reinvestment of dividends, and is unmanaged. One cannot invest directly in an index.




Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW

================================================================================

Berger IPT-New Generation Fund
Growth of $10,000

[GRAPH]


                                               12/31/01

Berger IPT-New Generation Fund                  $3,020
S&P 500 Index                                   $7,987
Nasdaq Composite Index                          $4,928


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

One Year                                        (48.99)%
Life of Fund (5/1/00)                           (51.18)%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Given the Fund's focus on leading-edge companies and those in rapidly changing industries, its investments may involve greater risks and price volatility than those in more stable industries.

================================================================================

SCHEDULE OF INVESTMENTS

                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------

COMMON STOCK (80.82%)
Building - Construction Products/Miscellaneous (0.98%)
         440     The Stanley Works                                    $  20,491
-------------------------------------------------------------------------------

Commercial Services - Security/Safety (1.74%)
       1,040     Macrovision Corp.*                                      36,629
-------------------------------------------------------------------------------

Computer - Graphics (0.71%)
         490     Magma Design Automation, Inc.*                          14,837
-------------------------------------------------------------------------------

Computer - Manufacturers (1.89%)
       2,680     Concurrent Computer Corp.*                              39,798
-------------------------------------------------------------------------------

Computer - Memory Devices (0.79%)
         760     Network Appliance, Inc.*                                16,621
-------------------------------------------------------------------------------

Computer - Networking (2.69%)
       2,305     McDATA Corp. - Class A*                                 56,473
-------------------------------------------------------------------------------

Computer - Optical Recognition (1.03%)
         610     Optimal Robotics Corp.*                                 21,625
-------------------------------------------------------------------------------

COMMON STOCK (80.82%) - CONTINUED
Computer - Services (0.99%)
         460     SEI Investments Co.                                  $  20,751
-------------------------------------------------------------------------------

Computer Software - Desktop (1.18%)
       1,580     Borland Software Corp.*                                 24,743
-------------------------------------------------------------------------------

Computer Software - Educational/Entertainment (3.14%)
         570     Activision, Inc.*                                       14,826
       1,970     Midway Games, Inc.*                                     29,570
         870     SmartForce PLC - Spon. ADR*                             21,532
-------------------------------------------------------------------------------
                                                                         65,928
-------------------------------------------------------------------------------

Computer Software - Enterprise (7.96%)
       2,730     J.D. Edwards & Co.*                                     44,908
         810     Keane, Inc.*                                            14,604
       2,160     Peregrine Systems, Inc.*                                32,033
         360     SeaChange International, Inc.*                          12,283
         750     Stellent, Inc.*                                         22,170
         920     VERITAS Software Corp.*                                 41,244
-------------------------------------------------------------------------------
                                                                        167,242
-------------------------------------------------------------------------------

                              Berger IPT Funds o December 31, 2001 Annual Report

18

BERGER IPT-NEW
GENERATION FUND

================================================================================

SCHEDULE OF INVESTMENTS

                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (80.82%) - CONTINUED
Computer Software - Security (2.06%)
         830     Check Point Software
                 Technologies Ltd.*                                   $  33,109
         460     NetScreen Technologies, Inc.*                           10,180
-------------------------------------------------------------------------------
                                                                         43,289
-------------------------------------------------------------------------------

Electronics - Miscellaneous Components (1.41%)
       1,540     RF Micro Devices, Inc.*                                 29,614
-------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (3.29%)
         800     Advanced Energy Industries, Inc.*                       21,312
         890     FEI Co.*                                                28,044
         400     Kla-Tencor Corp.*                                       19,824
-------------------------------------------------------------------------------
                                                                         69,180
-------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (6.78%)
         900     Alpha Industries, Inc.*                                 19,620
         500     Analog Devices, Inc.*                                   22,195
       1,850     GlobespanVirata, Inc.*                                  23,958
         590     Intersil Corp. - Class A*                               19,028
       2,390     Multilink Technology Corp.*                             15,487
         940     O2Micro International Ltd.*                             22,607
         440     QLogic Corp.*                                           19,584
-------------------------------------------------------------------------------
                                                                        142,479
-------------------------------------------------------------------------------

Fiber Optic Components (0.22%)
         534     JDS Uniphase Corp.*                                      4,635
-------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (0.86%)
         570     Americredit Corp.*                                      17,984
-------------------------------------------------------------------------------

Finance - Investment Brokers (0.69%)
         290     Legg Mason, Inc.                                        14,494
-------------------------------------------------------------------------------

Financial Services - Miscellaneous (0.95%)
         300     Investors Financial Services Corp.                      19,863
-------------------------------------------------------------------------------

Internet - E*Commerce (1.37%)
         430     eBay, Inc.*                                             28,767
-------------------------------------------------------------------------------

Internet - ISP/Content (2.56%)
       1,470     Earthlink, Inc.*                                        17,890
       1,170     Exult, Inc.*                                            18,778
       3,000     Raindance Communications, Inc.*                         17,130
-------------------------------------------------------------------------------
                                                                         53,798
-------------------------------------------------------------------------------

Internet - Network Security/Solutions (1.85%)
       1,020     VeriSign, Inc.*                                         38,801
-------------------------------------------------------------------------------

Internet - Software (2.35%)
         980     Quest Software, Inc.*                                   21,668
         930     Retek, Inc.*                                            27,779
-------------------------------------------------------------------------------
                                                                         49,447
-------------------------------------------------------------------------------

COMMON STOCK (80.82%) - CONTINUED
Medical - Biomedical/Genetics (10.69%)
         480     Abgenix, Inc.*                                       $  16,147
         380     Amgen, Inc.*                                            21,447
         870     Celgene Corp.*                                          27,770
         530     COR Therapeutics, Inc.*                                 12,683
         730     Diversa Corp.*                                          10,330
         310     Enzon, Inc.*                                            17,447
         320     Genentech, Inc.*                                        17,360
         210     ICOS Corp.*                                             12,062
         140     IDEC Pharmaceuticals Corp.*                              9,650
         560     Invitrogen Corp.*                                       34,681
       1,210     Medarex, Inc.*                                          21,732
         220     Medimmune, Inc.*                                        10,197
         110     Millenium Pharmaceuticals, Inc.*                         2,696
         370     Regeneron Pharmaceuticals, Inc.*                        10,419
-------------------------------------------------------------------------------
                                                                        224,621
-------------------------------------------------------------------------------

Medical - Ethical Drugs (1.00%)
         500     King Pharmaceuticals, Inc.*                             21,065
-------------------------------------------------------------------------------

Medical - Instruments (3.95%)
         360     Medtronic, Inc.                                         18,436
         600     SurModics, Inc.*                                        21,876
         900     Therasense, Inc.*                                       22,320
       1,200     Thoratec Corp.*                                         20,400
-------------------------------------------------------------------------------
                                                                         83,032
-------------------------------------------------------------------------------

Medical - Products (1.01%)
         630     Regeneration Technologies, Inc.*                         6,420
         260     Sepracor, Inc.*                                         14,835
-------------------------------------------------------------------------------
                                                                         21,255
-------------------------------------------------------------------------------

Retail - Consumer Electronics (0.99%)
         280      Best Buy Co., Inc.*                                    20,854
-------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (0.77%)
         480     Bed Bath & Beyond, Inc.*                                16,272
-------------------------------------------------------------------------------

Retail - Restaurants (2.02%)
         600     AFC Enterprises, Inc.*                                  17,034
         850     Brinker International, Inc.*                            25,296
-------------------------------------------------------------------------------
                                                                         42,330
-------------------------------------------------------------------------------

Telecommunications - Cellular (2.74%)
       3,880     Nextel Communications, Inc. - Class A*                  42,525
       2,020     UbiquiTel, Inc. *                                       15,049
-------------------------------------------------------------------------------
                                                                         57,574
-------------------------------------------------------------------------------


Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds

================================================================================

SCHEDULE OF INVESTMENTS

                                                              December 31, 2001
-------------------------------------------------------------------------------
Shares/Par Value                                                          Value
-------------------------------------------------------------------------------
COMMON STOCK (80.82%) - CONTINUED
Telecommunications - Equipment (8.83%)
       2,400     Harmonic, Inc.*                                      $  28,848
       1,230     Microtune, Inc.*                                        28,856
         940     Nokia Corp. - Spon. ADR                                 23,058
         980     Powerwave Technologies, Inc.*                           16,934
         460     QUALCOMM, Inc.*                                         23,230
       1,670     SBA Communications Corp.*                               21,744
       1,500     UTStarcom, Inc.*                                        42,750
-------------------------------------------------------------------------------
                                                                        185,420
-------------------------------------------------------------------------------

Telecommunications - Services (1.33%)
       1,040     Intrado, Inc.*                                          27,870
-------------------------------------------------------------------------------
Total Common Stock
(Cost $1,523,918)                                                     1,697,782
-------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (0.12%)
Telecommunications - Equipment (0.12%)
       1,235     Cidera, Inc. - Series D*@X                                 160
         875     LuxN, Inc. - Series E*@X                                 2,389
-------------------------------------------------------------------------------
                                                                          2,549
-------------------------------------------------------------------------------

Total Preferred Stock - Convertible
(Cost $23,317)                                                            2,549
-------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (11.90%)
    $250,000     Fannie Mae Discount Note;
                 1.45%, 1/2/2002                                        249,990
-------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $249,990)                                                         249,990
-------------------------------------------------------------------------------
Repurchase Agreement (5.57%)
    $117,000     State Street Repurchase Agreement,
                 1.40% dated December 31, 2001,
                 to be repurchased at $117,009 on
                 January 2, 2002, collateralized by
                 FHLB Agency Note, 2.10% -
                 December 5, 2002 with a value of
                 $119,980                                               117,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $117,000)                                                         117,000
-------------------------------------------------------------------------------
Total Investments (Cost $1,914,225) (98.41%)                          2,067,321
Total Other Assets, Less Liabilities (1.59%)                             33,383
-------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $2,100,704
-------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.
FHLB - Federal Home Loan Bank.
PLC - Public Limited Company.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

X Schedule of Restricted Securities and/or Illiquid Securities

                                                        Fair Value
                      Date                   Fair         as a %
                    Acquired       Cost      Value    of Net Assets
-------------------------------------------------------------------------------
Cidera, Inc.-
Series D-
 Preferred Stock     9/1/2000     $10,805    $  160      0.01%
LuxN, Inc.-
Series E-
 Preferred Stock   12/20/2000     $12,512    $2,389      0.11%
-------------------------------------------------------------------------------
                                             $2,549      0.12%
-------------------------------------------------------------------------------

See notes to financial statements.


                              Berger IPT Funds o December 31, 2001 Annual Report

20
                          Ticker Symbol                                    BINLX
BERGER IPT-                                                BANK OF IRELAND ASSET
INTERNATIONAL FUND        PORTFOLIO MANAGER COMMENTARY     MANAGEMENT (US.) LTD.
================================================================================

Market Conditions

The year 2001 began with global equity markets struggling in the face of a rapidly slowing economy, declining corporate earnings and continued unwinding of the late 1990s technology bubble. Even prior to the horrific events of September 11, most major equity markets were firmly in bear territory. Despite a furious fourth quarter rally, fueled primarily by optimism over an anticipated recovery in 2002, most developed equity markets ended the year with double-digit negative returns. Only Australia and New Zealand posted modest gains.

The economic climate at the end of 2001 was gloomy worldwide. The German economy has been experiencing a painfully slow downturn, and those economies that had enjoyed strong growth (France, Italy and Spain) began to slide in the same direction. However, the Euroland economy is likely to record positive growth for the full year and may avoid the recession that has stalked much of the global economy. Although not insulated from the global slowdown, the UK economy has proven to be one of the most robust in the developed world. Japan's economy showed little sign of recovery during the fourth quarter, continuing its year-long downward spiral to slip into yet another recession.

Fund Performance

Against this difficult backdrop, the Berger IPT - International Fund (the "Fund") declined 20.27% for the year ended December 31, 2001, compared with a drop of 21.21% in the MSCI EAFE Index.(1) The Fund managed to slightly outperform the index as a result of the defensive bias of its holdings. Defensive sectors such as healthcare, energy and consumer staples outperformed the TMT (Technology, Media, and Telecommunications) and cyclical sectors in all but the fourth quarter.

Although the financial sector generally performed inline with the broader market, two UK financial institutions, Barclays PLC and Lloyds TSB Group PLC, held up well and had the largest positive impact on the portfolio. Netherlands-based ING Groep NV and French insurer AXA both had a difficult year. Both of these financial services companies attributed their poor results to decreasing demand caused by a slowing global economy, weak equity markets and claims arising from the September 11 terrorist attacks.

Despite strong gains during the final quarter, the portfolio's telecommunications holdings fared the worst. French-quoted equipment maker Alcatel Althsom suffered as demand for its products slowed rapidly. Vodafone Group PLC, the world's largest mobile operator, was dragged down by negative sentiment surrounding the sector as well as by announcement of a fiscal first-half loss of US$9.74 billion as a result of a goodwill write-off associated with recent acquisitions. Vodafone's results before the write-off revealed good growth and lower-than-expected expenditures.

Nokia Oyj was unique among telecommunications holdings, contributing strongly to Fund performance after announcing that fourth quarter sales and earnings might be better than expected.

Beverage company Diageo PLC also posted good results, citing strong performance from its spirits division.

Outlook

We believe the global economy will likely spend much of 2002 digging itself out of recession, with growth possibly set to recover somewhat in the second half of the year. However, the strength of this recovery may not be as powerful as capital markets have anticipated. For the first time since the 1960s, the economies of the United States, Japan and Germany all contracted in the third quarter. This synchronized downturn may make it difficult for a widespread revival in global consumer demand, particularly as the employment situation continues to deteriorate in many economies.

Nevertheless, the U.S. benchmark interest rate is at a 40-year low, Germany's lending rates are at their lowest level in more than a decade and Japan's central bank continues to pump money into an economy with zero nominal interest rates. Equity markets have typically benefited from these low-rate environments--some benefit was reflected in the fourth quarter. Given time, economies may ultimately gain from cheaper credit conditions.

We believe inflation is likely to remain benign. As economic recovery takes hold, corporate profits could improve--helping to underpin valuations--and interest rates may rise. However, we do not believe the recovery will be so strong as to prompt an aggressive rise in rates.

In our opinion, markets will remain volatile. We believe stocks with dependable top- and bottom-line growth will provide the best returns over the next few years and that the current valuations ascribed to cyclicals are too optimistic. Despite uncertainties about the macroeconomic outlook, there are companies likely to produce good earnings growth and margin expansion independent of the economic cycle. Taking all of this into account, we believe there are no obvious sectors or geographic regions that are obvious winners in the current environment. Consequently, we believe continued focus on judicious stock selection will drive returns in 2002.


Past performance is no guarantee of future results.

(1) The Morgan Stanley Capital International EAFE Index represents major overseas markets. The Index is unmanaged, with dividends reinvested, and investors cannot actually make investments in the Index.


Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW

================================================================================

Berger IPT-New International Fund
Growth of $10,000

[GRAPH]


                                        12/31/01

Berger IPT-International Fund           $10,686

MSCI EAFE Index                         $10,700

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001


One Year                                (20.27)%
Life of Fund (5/1/97)                     1.43%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank. Foreign investing involves special risks, such as currency fluctuations and political and economic uncertainty, which are discussed further in the prospectus.

================================================================================

SCHEDULE OF INVESTMENTS


                                                                                             December 31, 2001
--------------------------------------------------------------------------------------------------------------
Country/Shares                                             Company                              Industry Value
--------------------------------------------------------------------------------------------------------------
Common Stock (94.42%)
Australia (2.63%)
       5,883              Brambles Industries Ltd.         Transport                             $     31,317
       2,290              National Australia Bank Ltd.     Banks                                       37,344
       4,327              News Corp. Ltd.                  Media & Photography                         34,599
       5,187              Westpac Banking Corp. Ltd.       Banks                                       41,829
--------------------------------------------------------------------------------------------------------------
                                                                                                      145,089
--------------------------------------------------------------------------------------------------------------

Denmark (0.42%)
         660              TDC A/S                          Telecommunications Services                 23,510
--------------------------------------------------------------------------------------------------------------

Finland (0.66%)
       1,420              Nokia Oyj                        Information Technology Hardware             36,606
--------------------------------------------------------------------------------------------------------------

France (10.10%)
       2,500              Alcatel Alsthom                  Information Technology Hardware             42,727
       1,972              Aventis SA                       Pharmaceuticals                            139,991
       3,835              AXA                              Insurance                                   80,120
         510              Lafarge SA                       Construction & Building Materials           47,622
       1,105              TotalFinaElf SA - Class B        Oil & Gas                                  157,772
       1,608              Vivendi Universal SA             Diversified Industrials                     88,029
--------------------------------------------------------------------------------------------------------------
                                                                                                      556,261
--------------------------------------------------------------------------------------------------------------


                              Berger IPT Funds o December 31, 2001 Annual Report

22


BERGER IPT-
INTERNATIONAL FUND

================================================================================

SCHEDULE OF INVESTMENTS

                                                                                            December 31, 2001
-------------------------------------------------------------------------------------------------------------
Country/Shares            Company                          Industry                                     Value
-------------------------------------------------------------------------------------------------------------
Common Stock (94.42%) - continued
Germany (5.15%)
       2,224              Bayer AG                         Chemicals - Commodity                 $     70,873
         900              Bayerische Hypo-Und Vereinsbank
                             AG                            Banks                                       27,495
       2,078              Bayerische Motoren Werke AG      Automobiles                                 72,417
       2,179              E.On AG                          Diversified Industrials                    112,848
-------------------------------------------------------------------------------------------------------------
                                                                                                      283,633
-------------------------------------------------------------------------------------------------------------

Hong Kong (2.73%)
       6,000              Cheung Kong (Holdings) Ltd.      Real Estate                                 62,326
       6,000              China Mobile Ltd.*               Telecommunications Services                 21,121
     196,000              Petrochina Co. Ltd.              Oil & Gas                                   34,687
       4,000              Sun Hung Kai Properties Ltd.     Real Estate                                 32,317
-------------------------------------------------------------------------------------------------------------
                                                                                                      150,451
-------------------------------------------------------------------------------------------------------------

Italy (3.38%)
       6,769              ENI S.p.A.                       Oil & Gas                                   84,838
      11,855              Telecom Italia S.p.A.            Telecommunications Services                101,306
-------------------------------------------------------------------------------------------------------------
                                                                                                      186,144
-------------------------------------------------------------------------------------------------------------

Japan (14.31%)
         500              ACOM Co. Ltd.                    Specialty & Other Finance                   36,448
       4,000              Canon, Inc.                      Electronic & Electrical Equipment          137,699
       2,000              Fuji Photo Film Co. Ltd.         Media & Photography                         71,445
      10,000              Hitachi Ltd. +                   Information Technology Hardware             73,277
       1,300              Honda Motor Co. Ltd. +           Automobiles                                 51,897
         600              Hoya Corp.                       Electronic & Electrical Equipment           35,860
         500              Murata Manufacturing Co. Ltd.    Information Technology Hardware             29,998
       5,000              NEC Corp. +                      Information Technology Hardware             51,027
         400              Nintendo Co. Ltd.                Entertainment/Leisure/Toys                  70,071
           4              NTT DoCoMo, Inc.                 Telecommunications Services                 47,019
         200              Rohm Co. Ltd.                    Information Technology Hardware             25,968
         300              SMC Corp.                        Engineering & Machinery                     30,547
         800              Sony Corp.                       Household Goods & Textiles                  36,577
       2,000              Takeda Chemical Industries Ltd.  Pharmaceuticals                             90,527
-------------------------------------------------------------------------------------------------------------
                                                                                                      788,360
-------------------------------------------------------------------------------------------------------------

Netherlands (12.89%)
       4,935              ABN Amro Holdings NV             Banks                                       79,467
       3,304              Elsevier NV                      Media & Photography                         39,057
       1,167              Fortis Group NV                  Banks                                       30,281
         850              Heineken NV                      Beverages                                   32,225
       7,050              ING Groep NV                     Banks                                      179,732
       4,330              Koninklijke Ahold NV             Food & Drug Retailers                      125,960
       3,966              Koninklijke Philips Electronics
                            NV                             Household Goods & Textiles                 117,843
         945              Royal Dutch Petroleum            Oil & Gas                                   47,864
       1,565              TPG NV                           Support Services                            33,852
         785              VNU NV                           Media & Photography                         24,115
-------------------------------------------------------------------------------------------------------------
                                                                                                      710,396
-------------------------------------------------------------------------------------------------------------

Portugal (0.30%)
       7,537              Electricidade de Portugal SA     Electricity                                 16,370
-------------------------------------------------------------------------------------------------------------

Singapore (0.32%)
       1,500              Singapore Press Holdings Ltd.    Media & Photography                         17,709
-------------------------------------------------------------------------------------------------------------

South Korea (0.34%)
         825              Pohang Iron & Steel Co. - Spon.
                            ADR                            Steel & Other Materials                     18,975
-------------------------------------------------------------------------------------------------------------


Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds

================================================================================

SCHEDULE OF INVESTMENTS


                                                                                            December 31, 2001
-------------------------------------------------------------------------------------------------------------
Country/Shares/Par Value  Company                          Industry                                     Value
-------------------------------------------------------------------------------------------------------------
COMMON STOCK (94.42%) - CONTINUED
Spain (2.83%)
      10,454              Banco Santander Central
                            Hispano SA                     Banks                                   $   87,566
       5,116              Telefonica SA*                   Telecommunications Services                 68,447
-------------------------------------------------------------------------------------------------------------
                                                                                                      156,013
-------------------------------------------------------------------------------------------------------------
Sweden (0.58%)
       5,860              Telefonaktiebolaget LM
                            Ericsson - Class B             Information Technology Hardware             31,954
-------------------------------------------------------------------------------------------------------------

Switzerland (10.85%)
         770              Nestle SA Reg.                   Food Producers & Processors                164,244
       2,360              Novartis AG Reg.                 Pharmaceuticals                             85,322
       1,130              Roche Holding                    Pharmaceuticals                             80,685
       1,447              Swiss Re Reg.                    Insurance                                  145,607
       2,415              UBS AG Reg.                      Banks                                      121,943
-------------------------------------------------------------------------------------------------------------
                                                                                                      597,801
-------------------------------------------------------------------------------------------------------------

United Kingdom (26.93%)
       2,200              3i Group PLC                     Investment Co.                              27,490
       1,125              Astrazeneca PLC                  Pharmaceuticals                             50,668
       5,230              Barclays PLC                     Banks                                      172,977
       6,710              Cable & Wireless PLC             Telecommunications Services                 32,240
       7,229              Cadbury Schweppes PLC            Food Producers & Processors                 46,032
       7,753              Compass Group PLC                Restaurants/Pubs/Breweries                  58,047
       9,673              Diageo PLC                       Beverages                                  110,391
       4,481              EMI Group PLC - Class B          Media & Photography                         23,257
       6,735              GlaxoSmithKline PLC              Pharmaceuticals                            168,705
       8,320              Hilton Group PLC                 Leisure, Entertainment, & Hotels            25,522
       4,800              HSBC Holdings PLC                Commercial Banks & Other Banks              56,245
      14,209              Lloyds TSB Group PLC             Banks                                      154,101
       7,655              Prudential Corp. PLC             Life Assurance                              88,586
       4,050              Reuters Group PLC                Media & Photography                         40,038
       1,450              RMC Group PLC                    Construction & Building Materials           13,049
      17,833              Shell Transport And Trading
                             Co. PLC                       Oil & Gas                                  122,369
       1,614              Smiths Group PLC                 Aerospace & Defense                         15,885
       3,510              TI Automotive Ltd. -
                          Ordinary A Shares*@ ++           Automobile Components                           --
       8,733              Unilever PLC                     Food Producers & Processors                 71,606
      63,852              Vodafone Group PLC               Telecommunications Services                166,858
       3,590              WPP Group PLC                    Media & Photography                         39,665
-------------------------------------------------------------------------------------------------------------
                                                                                                    1,483,731
-------------------------------------------------------------------------------------------------------------
Total Common Stock
(Cost $5,355,246)                                                                                   5,203,003
-------------------------------------------------------------------------------------------------------------

Repurchase Agreement (0.89%)
     $49,000              State Street Repurchase Agreement,
                          1.40% dated December 31, 2001, to be
                          repurchased at $49,004 on January 2, 2002,
                          collateralized by FFCB Agency Note, 2.95% -
                          June 27, 2003 with a value of $50,063                                        49,000
-------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $49,000)                                                                                         49,000
-------------------------------------------------------------------------------------------------------------
Total Investments (Cost $5,404,246) (95.31%)                                                        5,252,003
Total Other Assets, Less Liabilities (4.69%)                                                          258,159
-------------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                               $5,510,162
-------------------------------------------------------------------------------------------------------------

                              Berger IPT Funds o December 31, 2001 Annual Report

24

BERGER IPT-
INTERNATIONAL FUND

================================================================================

SCHEDULE OF INVESTMENTS

Outstanding Forward Foreign Currency Contracts


                                    Contract          Maturity               Value on         Unrealized
          Currency                    Amount              Date      December 31, 2001       Appreciation
--------------------------------------------------------------------------------------------------------
Sell  Japanese Yen                 5,631,000         1/10/2002              $  43,003             $3,121
Sell  Japanese Yen                 6,977,000         1/28/2002                 53,330              3,118
Sell  Japanese Yen                 3,609,000         2/13/2002                 27,609              1,159
Sell  Japanese Yen                 5,409,000         2/19/2002                 41,391              1,099
--------------------------------------------------------------------------------------------------------
                                                                             $165,333             $8,497
--------------------------------------------------------------------------------------------------------

* Non-income producing security.
+ Security is designated as collateral for forward foreign currency contracts. ADR - American Depositary Receipt.
FFCB - Federal Farm Credit Bank.
PLC  -  Public Limited Company.
@    - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

++ Schedule of Restricted Securities and/or Illiquid Securities



                                                Fair Value
                Date                    Fair       as a %
              Acquired      Cost       Value   of Net Assets
-------------------------------------------------------------------------------

TI Automotive Ltd. -
Ordinary A Shares 6/30/2001  $0         $0         0.00%


See notes to financial statements.

Berger IPT Funds o December 31, 2001 Annual Report

                                                  Financial Statements and Notes

FINANCIAL
STATEMENTS

================================================================================

STATEMENTS OF ASSETS AND LIABILITIES

                                                                        Berger IPT-    Berger IPT-       Berger IPT-     Berger IPT-
                                                         Berger IPT-      Large Cap  Small Company    New Generation   International
December 31, 2001                                        Growth Fund    Growth Fund    Growth Fund              Fund            Fund
------------------------------------------------------------------------------------------------------------------------------------

Assets

Investments, at cost                                     $  8,036,897  $ 32,752,899   $ 47,727,216      $  1,914,225   $  5,404,246
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                    $  8,399,557  $ 33,015,764   $ 56,301,132(1)   $  2,067,321   $  5,252,003
Cash                                                            5,316        48,444          6,148               194            140
Foreign cash (cost $19,570)                                        --            --             --                --         19,331
Receivables
   Investment securities sold                                  22,169       356,210        258,250            37,429             --
   Fund shares sold                                            26,475            --        211,293            16,036        247,107
   Dividends                                                    2,917        21,426             --                --         13,185
   Interest                                                        12         2,259             40                 5             --
   Due from Advisor                                             1,991            --             --                --          1,700
Other investments (Note 3)                                         --            --     11,997,265                --             --
Net unrealized appreciation on forward
  currency contracts                                               --            --             --                --          8,497
-----------------------------------------------------------------------------------------------------------------------------------
        Total Assets                                        8,458,437    33,444,103     68,774,128         2,120,985      5,541,963
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities
Payables
   Investment securities purchased                                 --            --        268,990             5,793         14,072
   Fund shares redeemed                                         8,365        89,723        255,994                --          4,560
   Securities loaned                                               --            --     11,997,265                --             --
Accrued investment advisory fees                                5,247        21,348         40,635             2,459          3,724
Accrued custodian and accounting fees                           2,503         3,912          5,656             3,680          3,621
Accrued transfer agent fees                                       373           282          1,042                --            425
Accrued audit fees                                              5,941         5,940          3,903             8,349          5,335
Accrued shareholder reporting fees                                231            20             24                --             --
Other accrued expenses                                             --            --             --                --             64
-----------------------------------------------------------------------------------------------------------------------------------
        Total Liabilities                                      22,660       121,225     12,573,509            20,281         31,801
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets Applicable to Shares Outstanding              $  8,435,777  $ 33,322,878   $ 56,200,619      $  2,100,704   $  5,510,162
-----------------------------------------------------------------------------------------------------------------------------------

Components of Net Assets
Capital (par value and paid in surplus)                  $ 13,542,348  $ 48,421,999   $ 86,662,598      $  5,040,454   $  6,113,584
Undistributed net investment income                                --       195,952             --                --        112,851
Undistributed net realized loss on securities
   and foreign currency transactions                       (5,469,231)  (15,557,938)   (39,035,895)       (3,092,846)      (572,070)
Net unrealized appreciation (depreciation) on
   securities and foreign currency transactions               362,660       262,865      8,573,916           153,096       (144,203)
-----------------------------------------------------------------------------------------------------------------------------------
                                                         $  8,435,777  $ 33,322,878   $ 56,200,619      $  2,100,704   $  5,510,162
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding (par value $0.01,
   unlimited shares authorized)                               815,841     1,949,294      3,950,022           695,725        574,813
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price
   Per Share                                             $      10.34  $      17.09   $      14.23      $       3.02   $       9.59
-----------------------------------------------------------------------------------------------------------------------------------


(1) Includes securities on loan with value totaling $11,517,923.

See notes to financial statements.


                              Berger IPT Funds o December 31, 2001 Annual Report

26

FINANCIAL
STATEMENTS

================================================================================

STATEMENTS OF OPERATIONS

                                                                         Berger IPT-   Berger IPT-     Berger IPT-      Berger IPT-
                                                        Berger IPT-      Large Cap     Small Company  New Generation  International
For the Year Ended December 31, 2001                    Growth Fund     Growth Fund    Growth Fund       Fund            Fund
--------------------------------------------------------------------------------------------------------------------------------

Investment Income
   Dividends (net of foreign taxes)                      $    26,448    $    269,962   $     11,583   $        183  $    169,969
   Interest                                                   16,867         286,306         84,840          4,559         4,286
   Securities lending income                                      --              --         98,382             --            --
--------------------------------------------------------------------------------------------------------------------------------
        Total Income                                          43,315         556,268        194,805          4,742       174,255
--------------------------------------------------------------------------------------------------------------------------------
Expenses
   Investment advisory fees                                   67,686         315,910        531,507         17,318        49,514
   Accounting fees                                             6,168           6,949         10,301          3,426         6,027
   Custodian fees                                              6,125          21,572         20,533         13,120        11,846
   Transfer agent fees                                         3,967           4,008         10,016          1,420         6,641
   Registration fees                                             313             555            619            312           305
   Audit fees                                                 10,903          10,917         13,644         10,899        16,301
   Legal fees                                                    278           1,260          1,921             52           176
   Trustees' fees and expenses                                   733           3,455          5,120            155           472
   Shareholder reporting fees                                  1,135           7,603         17,255            255         1,445
   Other expenses                                                121             897          1,666             79           432
--------------------------------------------------------------------------------------------------------------------------------
      Gross Expenses                                          97,429         373,126        612,582         47,036        93,159
      Less fees waived and/or reimbursed
        by Advisor                                            (7,391)             --             --        (23,671)      (23,367)
      Less earnings credits                                   (5,042)        (14,151)        (3,675)        (1,952)         (112)
--------------------------------------------------------------------------------------------------------------------------------
      Net Expenses                                            84,996         358,975        608,907         21,413        69,680
--------------------------------------------------------------------------------------------------------------------------------
      Net Investment Income (Loss)                           (41,681)        197,293       (414,102)       (16,671)      104,575
--------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Loss on Securities and Foreign Currency Transactions

NET REALIZED LOSS ON SECURITIES AND FOREIGN CURRENCY
   transactions                                           (5,089,117)    (13,189,923)   (33,727,344)    (2,690,389)     (508,677)
Net change in unrealized appreciation
   (depreciation) on securities and foreign
   currency transactions                                   1,249,953      (1,832,185)     5,896,989      1,240,427      (982,032)
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on
   Securities and Foreign Currency
   Transactions                                           (3,839,164)    (15,022,108)   (27,830,355)    (1,449,962)   (1,490,709)
--------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS     $(3,880,845)   $(14,824,815)  $(28,244,457)  $ (1,466,633) $ (1,386,134)
--------------------------------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                   $       176    $      4,160             --             --  $     12,277
--------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.


Berger IPT Funds o December 31, 2001 Annual Report

                                                                Berger IPT Funds

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           Berger IPT-
                                                                            Berger IPT-                    Large Cap
                                                                            Growth Fund                   Growth Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Year Ended December 31         Year Ended December 31,
                                                                     2001           2000            2001             2000
-----------------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS
Net investment income (loss)                                    $    (41,681)   $    (55,295)   $    197,293    $    170,361
Net realized loss on securities and foreign
   currency transactions                                          (5,089,117)       (352,254)    (13,189,923)     (2,083,279)
Net change in unrealized appreciation (depreciation) on
   securities and foreign currency transactions                    1,249,953      (3,012,134)     (1,832,185)     (6,140,656)
-----------------------------------------------------------------------------------------------------------------------------

Net Decrease in Net Assets Resulting
   from Operations                                                (3,880,845)     (3,419,683)    (14,824,815)     (8,053,574)
-----------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
Dividends (from net investment income)                                    --              --        (165,689)             --
Distributions (from net realized gains on investments)                    --        (392,252)             --      (1,466,713)
-----------------------------------------------------------------------------------------------------------------------------

Net Decrease in Net Assets from Dividends and
   Distributions to Shareholders                                          --        (392,252)       (165,689)     (1,466,713)
-----------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                          3,247,765      13,202,287      10,013,728      42,968,012
Net asset value of shares issued in reinvestment of dividends
   and distributions                                                      --         392,252         165,689       1,466,713
Payments for shares redeemed                                      (2,661,575)     (4,717,836)    (17,884,960)     (3,767,462)
-----------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets Derived from
   Fund Share Transactions                                           586,190       8,876,703      (7,705,543)     40,667,263
-----------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                             (3,294,655)      5,064,768     (22,696,047)     31,146,976

Net Assets
Beginning of period                                               11,730,432       6,665,664      56,018,925      24,871,949
-----------------------------------------------------------------------------------------------------------------------------

End of period                                                   $  8,435,777    $ 11,730,432    $ 33,322,878    $ 56,018,925
-----------------------------------------------------------------------------------------------------------------------------

Undistributed net investment income/(Accumulated
   net investment loss)                                                   --    $       (124)   $    195,952    $    164,348
-----------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares
Shares sold                                                          275,126         646,700         479,614       1,574,865
Shares issued to shareholders in reinvestment of
   dividends and distributions                                            --          25,688           9,746          64,670
Shares redeemed                                                     (225,174)       (253,389)       (977,726)       (142,230)
-----------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Shares                                     49,952         418,999        (488,366)      1,497,305
Shares outstanding, beginning of period                              765,889         346,890       2,437,660         940,355
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                    815,841         765,889       1,949,294       2,437,660
-----------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.

                              Berger IPT Funds o December 31, 2001 Annual Report

28

FINANCIAL
STATEMENTS

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      Berger IPT-                       Berger IPT-
                                                                     Small Company                    New Generation
                                                                      Growth Fund                          Fund
----------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended December 31,           Year Ended December 31,
                                                                2001            2000             2001             2000(1)
----------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment loss                                       $    (414,102)   $    (119,014)   $     (16,671)   $     (11,632)
Net realized loss on securities and foreign
   currency transactions                                    (33,727,344)      (4,257,018)      (2,690,389)        (402,457)
Net change in unrealized appreciation (depreciation) on
   securities and foreign currency transactions               5,896,989      (11,179,370)       1,240,427       (1,087,331)
----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting
   from Operations                                          (28,244,457)     (15,555,402)      (1,466,633)      (1,501,420)
----------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
Distributions (from net realized gains on investments)         (590,352)      (1,290,949)              --               --
----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
   Distributions to Shareholders                               (590,352)      (1,290,949)              --               --
----------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                    35,219,713      108,366,775        2,589,104        4,505,462
Net asset value of shares issued in reinvestment of
   dividends and distributions                                  590,352        1,284,440               --               --
Payments for shares redeemed                                (34,257,597)     (50,656,713)      (1,483,528)        (542,281)
----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Derived from
   Fund Share Transactions                                    1,552,468       58,994,502        1,105,576        3,963,181
----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                       (27,282,341)      42,148,151         (361,057)       2,461,761

Net Assets
Beginning of period                                          83,482,960       41,334,809        2,461,761               --
----------------------------------------------------------------------------------------------------------------------------
End of period                                             $  56,200,619    $  83,482,960    $   2,100,704    $   2,461,761
----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                  --               --               --               --
----------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares
Shares sold                                                   2,181,046        4,082,734          682,453          475,308
Shares issued to shareholders in reinvestment of
   dividends and distributions                                   41,869           62,321               --               --
Shares redeemed                                              (2,135,475)      (2,040,396)        (402,586)         (59,450)
----------------------------------------------------------------------------------------------------------------------------
Net Increase in Shares                                           87,440        2,104,659          279,867          415,858
Shares outstanding, beginning of period                       3,862,582        1,757,923          415,858               --
----------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                             3,950,022        3,862,582          695,725          415,858
----------------------------------------------------------------------------------------------------------------------------


(1) For the period from May 1, 2000 (commencement of investment operations) to December 31, 2000.

See notes to financial statements.

Berger IPT Funds o December 31, 2001 Annual Report

                                                  Financial Statements and Notes

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                             Berger IPT-
                                                                                                            International
                                                                                                                 Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year Ended December 31,
                                                                                                        2001              2000
---------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                                                 $   104,575    $    36,654
Net realized gain (loss) on securities and foreign currency transactions                                 (508,677)       408,483
Net change in unrealized appreciation (depreciation) on securities and foreign currency transactions     (982,032)    (1,129,884)
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                                   (1,386,134)      (684,747)
---------------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
Dividends (from net investment income)                                                                    (55,471)       (20,406)
Distributions (from net realized gains on investments)                                                   (363,084)            --
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                              (418,555)       (20,406)
---------------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                                                               3,475,569      5,688,143
Net asset value of shares issued in reinvestment of dividends and distributions                           418,555         20,406
Payments for shares redeemed                                                                           (3,290,420)    (4,414,510)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Derived from Fund Share Transactions                                           603,704      1,294,039
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                                                  (1,200,985)       588,886

Net Assets
Beginning of period                                                                                     6,711,147      6,122,261
---------------------------------------------------------------------------------------------------------------------------------
End of period                                                                                         $ 5,510,162    $ 6,711,147
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                   $   112,851    $    49,304
---------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares
Shares sold                                                                                               315,384        410,228
Shares issued to shareholders in reinvestment of dividends and distributions                               44,958          1,609
Shares redeemed                                                                                          (297,791)      (317,947)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Shares                                                                                     62,551         93,890
Shares outstanding, beginning of period                                                                   512,262        418,372
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                                         574,813        512,262
---------------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.


                              Berger IPT Funds o December 31, 2001 Annual Report

30


NOTES TO FINANCIAL
STATEMENTS
December 31, 2001

================================================================================

1.  Organization and Significant Accounting Policies

Organization

Berger Institutional Products Trust (the "Trust"), a Delaware business trust, was established on October 17, 1995 as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, Berger IPT-Growth Fund ("IPT-Growth"), Berger IPT-Large Cap Growth Fund ("IPT-LCG") (formerly Berger IPT-Growth and Income Fund), Berger IPT-Small Company Growth Fund ("IPT-SCG"), Berger IPT-New Generation Fund ("IPT-NGF") and Berger IPT-International Fund ("IPT-INTL"), (individually the "Fund" and collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future (Note 6 - Other Matters).

The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") and its shares are registered under the Securities Act of 1933. Shares of each Fund are fully paid and non-assessable when issued. All shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans.

Effective May 1, 2001, the trustees of the Berger IPT-Growth and Income Fund approved a change in the name and non-fundamental investment strategies of the Fund from that of a Growth and Income Fund to a Large Cap Growth Fund, and in doing so eliminated the Fund's secondary investment objective. As a result, IPT-LCG will, under normal circumstances, invest at least 65% of its total assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more.

At December 31, 2001, Berger LLC ("Berger") directly or indirectly owned 14% and 32% of the outstanding shares of IPT-NGF and IPT-INTL, respectively. Berger did not own, directly or indirectly, any of the outstanding shares of IPT-Growth, IPT-LCG or IPT-SCG at December 31, 2001.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Funds. Certain Funds may have registration rights for specific restricted securities, which may require that registration cost be borne by that Fund.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Funds' net asset values are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Funds.

Calculation of Net Asset Value

Each Fund's per share calculation of net asset value is determined by dividing the total value of it assets, less liabilities, by the total number of shares outstanding.

Federal Income Tax Status

It is the Funds' intention to comply with the provisions of subchapter M of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of their taxable income, if any, to shareholders. Therefore, no income tax provision is required.


Berger IPT Funds o December 31, 2001 Annual Report

                                                  Financial Statements and Notes

================================================================================

Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium (see "Change in Accounting Principle" note). Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

Change in Accounting Principle

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and is effective for fiscal years beginning after December 15, 2000. Effective January 1, 2001, the Funds adopted the provisions of the Guide and, as a result, amortize discount and premium on debt securities. Prior to January 1, 2001, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds. Additionally, the effect of this change had no material impact on the Funds' respective components of net assets or on their changes in net assets from operations for the year ended December 31, 2001.

Common Expenses

Certain expenses, which are not directly allocable to a specific Fund of the Trust, are allocated pro rata to each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  Agreements

Berger serves as the investment advisor to the Funds. As compensation for its services to the Funds, Berger receives an investment advisory fee, which is accrued daily at the applicable rate and paid monthly according to the following schedule:


                                  Average Daily
                      Fund           Net Assets           Annual Rate
-------------------------------------------------------------------------------
IPT-SCG, IPT-NGF, IPT-INTL   First $500 million                  .85%
                             Next  $500 million                  .80%
                             Over  $1 billion                    .75%

-------------------------------------------------------------------------------
IPT-Growth, IPT-LCG          First $500 million                  .75%
                             Next  $500 million                  .70%
                             Over  $1 billion                    .65%

Berger has delegated the day-to-day portfolio management of IPT-Intl to Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), which serves as the investment sub-advisor. As sub-advisor to IPT-Intl, BIAM receives a sub-advisory fee from Berger based on the average daily net assets of the Fund.

Berger has agreed to waive its advisory fees and reimburse expenses to the Funds to the extent that normal operating expenses in any fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the average daily net assets of both IPT-Growth and IPT-LCG, 1.15% of the average daily net assets of IPT-SCG and IPT-NGF, and 1.20% of the average daily net assets of IPT-Intl.

The Funds have entered into administrative services agreements with Berger. Berger currently provides these administrative services to the Funds at no cost.

The Trust, on behalf of the Funds, has entered into a custody, recordkeeping and pricing agreement with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreement provides for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by each Fund, based on the cash balances of each Fund held by State Street as custodian. Such reductions are included in Earnings Credits in the Statement of Operations.

Certain officers and/or directors of Berger are also officers and/or trustees of the Trust. Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among the entire Berger Funds complex. For the year ended December 31, 2001, such trustees' fees and expenses totaled $9,935 for the Funds.

                              Berger IPT Funds o December 31, 2001 Annual Report

32

NOTES TO FINANCIAL
STATEMENTS
December 31, 2001

================================================================================

The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

3. Investment Transactions

Purchases and Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) for the year ended December 31, 2001, were as follows:


Fund                                  Purchases           Sales
-------------------------------------------------------------------------------
IPT-Growth                        $  12,993,108    $ 12,516,271
IPT-LCG                              41,007,081      48,268,203
IPT-SCG                             100,602,289      98,133,141
IPT-NGF                               5,632,765       4,859,752
IPT-INTL                              1,454,990       1,396,033
-------------------------------------------------------------------------------

There were no purchases or sales of long-term U.S. government securities during the year.

Futures and Forward Contracts

Each Fund may hold certain types of forward foreign currency exchange contracts and/or futures contracts (except for IPT-INTL, which may only hold forward foreign currency exchange contracts) for the purpose of hedging each portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market, a lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Upon entering a futures contract, a Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is effected. Pursuant to the contracts, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Realized gains or losses on futures contracts are presented as a separate component in the Statement of Operations, if applicable. At December 31, 2001, the Funds held no outstanding futures contracts. Realized and unrealized gains or losses on forward foreign currency contracts are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

Securities Lending

Under an agreement with State Street, IPT-SCG has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater than the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split between the Fund and State Street, as lending agent.

Repurchase Agreements

Repurchase agreements held by a Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Concentration of Risk

The Funds may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statements of Operations includes fluctuations from currency exchange rates and fluctuations in market value.


Berger IPT Funds o December 31, 2001 Annual Report

                                                  Financial Statements and Notes

================================================================================

4. Federal Income Taxes

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders was as follows:

                          IPT-Growth          IPT-LCG          IPT-SCG          IPT-NGF          IPT-INTL
----------------------------------------------------------------------------------------------------------
Ordinary income               --             $165,689            --                --            $ 55,471
Long-term capital gains       --                --            $590,352             --            $363,084
---------------------------------------------------------------------------------------------------------

Dividends received by shareholders of the Funds, which are derived from foreign source income, and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. During the year ended December 31, 2001, IPT-INTL paid $12,277 of foreign taxes on $182,247 of foreign source income.

The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and foreign currency transactions. Accordingly, these permanent differences have been reclassified to paid-in-capital.

The tax components of capital represent distribution requirements the Funds must satisfy and losses or tax deductions the Funds may be able to offset against income and capital gains realized in future years.


                                                Tax Components of Capital
                                                -------------------------
                                IPT-Growth          IPT-LCG          IPT-SCG           IPT-NGF          IPT-INTL
------------------------------------------------------------------------------------------------------------------

Federal Tax Cost of Securities  $8,291,123      $34,768,795      $48,414,654        $1,982,700        $5,492,130
Tax appreciation                $  845,315      $ 2,903,018      $11,434,174          $249,078          $546,525
Tax depreciation                  (736,881)      (4,656,049)      (3,547,696)         (164,457)         (786,652)
  Net tax appr./(depr.)            108,434       (1,753,031)       7,886,478            84,621          (240,127)
Undist. ordinary income                 --          195,952               --                --           121,336
Accumulated capital losses      (5,106,202)     (10,165,612)     (36,962,402)       (2,956,142)         (323,870)
Post-October loss deferral        (108,803)      (3,376,430)      (1,386,055)          (68,229)         (160,317)
Cumulative effect of other
  timing differences                    --               --               --                --            (8,485)
------------------------------------------------------------------------------------------------------------------

The primary difference between book and tax appreciation/depreciation is due to wash sale loss deferrals. Accumulated capital losses represent net capital loss carryovers, which may be used to offset future realized capital gains for federal income tax purposes, and expire in 2008 and 2009. During the year ended December 31, 2001, the Funds elected to defer the post-October 31 net capital and/or currency losses, above, to the year ended December 31, 2002. The cumulative effect of other timing differences is primarily composed of foreign currency contracts.

5.  Line of Credit

The Funds are party to an ongoing agreement with State Street that allows the funds managed by Berger, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. No Fund had line of credit borrowings outstanding at December 31, 2001.

6.  Other Matters

Berger IPT-Large Cap Value Fund ("IPT-LCV") and Berger IPT-Mid Cap Value Fund ("IPT-MCV"), each a diversified, open-end management investment company registered under the 1940 Act, commenced operations on December 31, 2001, as separate series established under the Trust. Each Fund was initially funded by Berger with $250,000 in capital on December 31, 2001 and each Fund consisted of 25,000 shares outstanding (with a par value of $0.01 per share and unlimited shares authorized) with net asset values per share of $10.00. Neither Fund had financial highlights for the one day of operations during the period ended December 31, 2001. The significant accounting policies consistently followed by the Funds in the preparation of their financial statements also apply to IPT-LCV and IPT-MCV.

                              Berger IPT Funds o December 31, 2001 Annual Report

34

NOTES TO FINANCIAL
STATEMENTS
DECEMBER 31, 2001

================================================================================

7.  Subsequent Events

In January 2002, the trustees of the Trust approved the liquidation of IPT-NGF, subject to shareholder approval. The liquidation of the Fund is expected to be completed by the second quarter of 2002.

In January 2002, Berger changed its name to Berger Financial Group LLC. This name change will not impact the investment advisory services provided to or on the fees borne by the Funds for advisory services.


Berger IPT Funds o December 31, 2001 Annual Report

FINANCIAL
HIGHLIGHTS
                                                            Financial Highlights
================================================================================

BERGER IPT-GROWTH FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                                     Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                2001           2000            1999            1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    15.32    $     19.22      $    12.89      $    11.11   $    10.39
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                                   --          (0.00)(1)          --            0.02         0.01
      Net realized and unrealized gains (losses) from
        investments and foreign currency transactions             (4.98)         (3.37)           6.33            1.79         1.39
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (4.98)         (3.37)           6.33            1.81         1.40
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                         --             --           (0.00)(1)       (0.02)       (0.04)
      Distributions (from net realized gains on investments)         --          (0.53)             --           (0.01)       (0.64)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                    --          (0.53)             --           (0.03)       (0.68)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    10.34    $     15.32      $    19.22      $    12.89   $    11.11
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     (32.51)%       (17.51)%         49.13%          16.29%       13.76%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period                              $8,435,777    $11,730,432      $6,665,664      $3,710,109   $1,233,892
      Net expense ratio to average net assets(2)                   1.00%          1.00%           1.00%           1.00%        1.00%
      Ratio of net investment income (loss)
         to average net assets                                    (0.46)%        (0.48)%         (0.05)%          0.29%        0.51%
      Gross expense ratio to average net assets                    1.08%          1.30%           2.19%           2.88%        9.18%
      Portfolio turnover rate                                       144%            80%            231%            258%         246%

(1) Amount represents less than $0.01 per share.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.


BERGER IPT-LARGE CAP GROWTH FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                                                       Year Ended December 31,
                                                               --------------------------------------------------------------------
                                                                   2001          2000         1999          1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     22.98   $     26.45   $     16.63   $    13.39     $    11.14
-----------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                                           0.12          0.05          0.02         0.10           0.01
      Net realized and unrealized gains (losses) from
        investments and foreign currency transactions                (5.92)        (2.90)         9.80         3.25           2.75
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (5.80)        (2.85)         9.82         3.35           2.76
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                         (0.09)           --            --        (0.11)         (0.10)
      Distributions (from net realized gains on investments)            --         (0.62)           --           --          (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                    (0.09)        (0.62)           --        (0.11)         (0.51)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $     17.09   $     22.98   $     26.45   $    16.63     $    13.39
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        (25.26)%      (10.75)%       59.05%       25.03%         24.99%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period                                $33,322,878   $56,018,925   $24,871,949   $9,084,022     $1,501,118
      Net expense ratio to average net assets(1)                      0.89%         0.90%         1.00%        1.00%          1.00%
      Ratio of net investment income
         to average net assets                                        0.47%         0.38%         0.10%        1.10%          1.39%
      Gross expense ratio to average net assets                       0.89%         0.90%         1.19%        1.99%          9.62%
      Portfolio turnover rate                                          102%           64%          149%         426%           215%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

See notes to financial statements.


                              Berger IPT Funds o December 31, 2001 Annual Report

36

FINANCIAL
HIGHLIGHTS

================================================================================

BERGER IPT-SMALL COMPANY GROWTH FUND
For a Share Outstanding Throughout the Period


                                                                                       Year Ended December 31,
                                                              ---------------------------------------------------------------------
                                                                 2001           2000            1999          1998         1997
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                           $    21.61    $     23.51    $     12.28   $    12.06    $    9.95
-----------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                                     --             --             --           --         0.00(2)
      Net realized and unrealized gains (losses) from
        investments and foreign currency transactions               (7.23)         (1.56)         11.23         0.23         2.11
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (7.23)         (1.56)         11.23         0.23         2.11
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (in excess of net investment income)                   --             --             --        (0.01)          --
      Distributions (from net realized gains on investments)        (0.15)         (0.34)            --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                   (0.15)         (0.34)            --        (0.01)          --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $    14.23    $     21.61    $     23.51   $    12.28    $   12.06
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                       (33.47)%        (6.55)%        91.45%        1.87%       21.21%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period                                $56,200,619    $83,482,960    $41,334,809   $9,858,303   $2,719,559
      Net expense ratio to average net assets(1)                      0.98%          0.98%          1.15%        1.15%        1.15%
      Ratio of net investment income (loss)
         to average net assets                                       (0.66)%        (0.16)%        (0.56)%      (0.11)%       0.05%
      Gross expense ratio to average net assets                       0.98%          0.98%          1.53%        2.19%        5.81%
      Portfolio turnover rate                                          160%           111%           179%         147%         194%



(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(2) Amount represents less than $0.01 per share.

BERGER IPT-NEW GENERATION FUND
For a Share Outstanding Throughout the Period


                                                                Year Ended December 31,
-------------------------------------------------------------------------------------------
                                                               2001               2000(1)
-------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                       $     5.92        $    10.00
--------------------------------------------------------------------------------------------
From investment operations
      Net realized and unrealized losses from
        investments and foreign currency transactions           (2.90)            (4.08)
--------------------------------------------------------------------------------------------
Total from investment operations                                (2.90)            (4.08)
--------------------------------------------------------------------------------------------
Net asset value, end of period                             $     3.02        $     5.92
--------------------------------------------------------------------------------------------
Total Return(2)                                                (48.99)%          (40.80)%
--------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period                            $2,100,704        $2,461,761
      Net expense ratio to average net assets(3)                 1.15%             1.15%(4)
      Ratio of net investment loss to average net assets        (0.82)%           (0.69)%(4)
      Gross expense ratio to average net assets                  2.31%             3.52%(4)
      Portfolio turnover rate(2)                                  256%              123%


(1) For the period from May 1, 2000 (commencement of investment operations) to December 31, 2000.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(4) Annualized.


See notes to financial statements.


Berger IPT Funds o December 31, 2001 Annual Report

                                                            Financial Highlights

================================================================================

BERGER IPT-INTERNATIONAL FUND
For a Share Outstanding Throughout the Period


                                                                                    Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                              2001           2000           1999           1998           1997(1)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    13.10     $    14.63     $    11.21     $     9.79     $   10.00
---------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                                      0.21           0.10           0.03           0.08          0.05
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions          (2.89)         (1.59)          3.47           1.50         (0.26)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (2.68)         (1.49)          3.50           1.58         (0.21)
---------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                    (0.11)         (0.04)         (0.08)         (0.14)           --
   Distributions (from net realized gains on investments)       (0.72)            --             --          (0.02)           --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                               (0.83)         (0.04)         (0.08)         (0.16)           --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $     9.59     $    13.10     $    14.63     $    11.21     $    9.79
---------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                                (20.27)%       (10.18)%        31.24%         16.13%        (2.10)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period                            $5,510,162     $6,711,147     $6,122,261     $5,430,076    $2,705,831
      Net expense ratio to average net assets(3)                 1.20%          1.20%          1.20%          1.20%         1.20%(4)
      Ratio of net investment income
         to average net assets                                   1.80%          0.55%          0.51%          2.85%         0.86%(4)
      Gross expense ratio to average net assets                  1.60%          2.14%          2.46%          2.85%         3.83%(4)
      Portfolio turnover rate(2)                                   24%            35%            26%            20%           14%

(1) For the period from May 1, 1997 (commencement of investment operations) to December 31, 1997.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(4) Annualized.

See notes to financial statements.

                              Berger IPT Funds o December 31, 2001 Annual Report

38

REPORT OF INDEPENDENT
ACCOUNTANTS

================================================================================

To the Board of Trustees and Shareholders of Berger Institutional Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger IPT-Growth Fund, Berger IPT-Large Cap Growth Fund, formerly Berger IPT-Growth and Income Fund, Berger IPT-Small Company Growth Fund, Berger IPT-New Generation Fund, Berger IPT-International Fund, Berger IPT-Large Cap Value Fund and Berger IPT-Mid Cap Value Fund (constituting Berger Institutional Products Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of each of their operations for the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Denver, Colorado
February 4, 2002

Berger IPT Funds o December 31, 2001 Annual Report

OTHER MATTERS
(UNAUDITED)

================================================================================

Dividends Received Deduction Information

For the fiscal year ended December 31, 2001, 99.79% and 0% of the ordinary income distributions declared by IPT-LCG and IPT-INTL, respectively, qualified for the dividends received deduction available to corporate shareholders.

                              Berger IPT Funds o December 31, 2001 Annual Report

40


FUND TRUSTEES AND
OFFICERS (UNAUDITED)

================================================================================

Each Fund is supervised by a board of trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. Each Fund's board hires the companies that run day-to-day Fund operations, such as the investment adviser, administrator, transfer agent and custodian. The following table provides information about each of the trustees and officers of the Trust.

                   POSITION(S)
                   HELD WITH THE                                                                   NUMBER OF
                   TRUST, TERM OF                                                                  FUNDS IN
                   OFFICE AND                                                                      FUND COMPLEX  OTHER
NAME, ADDRESS      LENGTH OF                                                                       OVERSEEN BY   DIRECTORSHIPS
AND AGE            TIME SERVED      PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS                  TRUSTEE       HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Michael Owen         Chairman of    Dean of Zayed University (since September 2000). Formerly self-      22      N/A
210 University       the Board      employed as a financial and management consultant, and in real
Blvd.                               estate development (from June 1999 to September 2000). Dean
Suite 800                           (from 1993 to June 1999), and a member of the Finance faculty
Denver,CO 80206                     (from 1989 to 1993), of the College of Business, Montana State
                                    University. Formerly, Chairman and Chief Executive Officer of
DOB: 1937                           Royal Gold, Inc. (mining) (1976 to 1989).
------------------------------------------------------------------------------------------------------------------------------------
Dennis E. Baldwin    Trustee        President, Baldwin Financial Counseling (since July 1991).           22      N/A
210 University                      Formerly, Vice President and Denver Office Manager of Merrill
Blvd.                               Lynch Capital Markets (1978 to 1990).
Suite 800
Denver,CO 80206

DOB: 1928
------------------------------------------------------------------------------------------------------------------------------------
Katherine A.         Vice Chair of  Managing Principal (since September 1987), Sovereign Financial       22      N/A
Cattanach            the Board      Services, Inc. (investment consulting firm). Executive Vice
210 University                      President (1981 to 1988), Captiva Corporation, Denver, Colorado
Blvd.                               (private investment management firm). Ph.D. in Finance (Arizona
Suite 800                           State University); Chartered Financial Analyst (CFA).
Denver,CO 80206

DOB: 1945
------------------------------------------------------------------------------------------------------------------------------------
Paul R. Knapp        Trustee        Executive Officer of DST Systems, Inc. ("DST"), a publicly traded    22      Director and Vice
210 University                      information and transaction processing company, which acts as the            President (February
Blvd.                               Funds' transfer agent (since October 2000). President of Vermont             1998 to November of
Suite 800                           Western Assurance, Inc., a wholly owned subsidiary of DST 2000)              West Side
Denver,CO 80206                     Systems (since December 2000). President, Chief Executive                    Investments, Inc.
                                    Officer and a director (September 1997 to October 2000) of DST               (investments), a
DOB: 1945                           Catalyst, Inc., an international financial markets consulting,               wholly owned sub-
                                    software and computer services company, (now DST International),             sidiary of DST
                                    a subsidiary of DST). Previously (1991 to October 2000), Chairman,           Systems,Inc.
                                    President, Chief Executive Officer and a director of Catalyst
                                    Institute (international public policy research organization focused primarily on financial markets and institutions); also
                                    (1991 to September 1997), Chairman, President, Chief Executive
                                    Officer Annual Report and a director of Catalyst Consulting
                                    (international financial institutions business consulting firm).
------------------------------------------------------------------------------------------------------------------------------------
Harry T. Lewis, Jr.  Trustee        Lewis Investments (since June 1988) (self-employed private           22      Director, J.D.
210 University                      investor). Formerly, Senior Vice President, Rocky Mountain                   Edwards & Co.(1995
Blvd.                               Region, of Dain Bosworth Incorporated and member of that firm's              to March 2002);
Suite 800                           Management Committee (1981 to 1988).                                         Director, National
Denver,CO 80206                                                                                                  Fuel Corporation
                                                                                                                 (oil & gas
DOB: 1933                                                                                                        production);
                                                                                                                 Advisory Director,
                                                                                                                 Otologics, LLC,
                                                                                                                 (implantable
                                                                                                                 hearing aid) (since
                                                                                                                 1999); Member of
                                                                                                                 Community Advisory
                                                                                                                 Board, Wells Fargo
                                                                                                                 Berger IPT Funds
                                                                                                                 Bank-Denver


Berger IPT Funds o December 31, 2001 Annual Report

==================================================================================================================================

                   POSITION(S)
                   HELD WITH                                                                       NUMBER OF
                   THE TRUST,                                                                      FUNDS IN
                   TERM OF                                                                         FUND
                   OFFICE AND                                                                      COMPLEX      OTHER
NAME, ADDRESS      LENGTH OF                                                                       OVERSEEN BY  DIRECTORSHIPS
AND AGE            TIME SERVED     PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS                   TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
William Sinclaire  Trustee         President (since January 1998), Santa Clara LLC                 22           N/A
210 University                     (privately owned agriculture company). President
Blvd.                              (January 1963 to January 1998), Sinclaire Cattle
Suite 800                          Co. (privately owned agriculture company).
Denver, CO 80206

DOB: 1928
----------------------------------------------------------------------------------------------------------------------------------
Albert C. Yates    Trustee         President (since 1990), Chancellor and Professor of             22          Member, Board of
210 University                     Chemistry - Department of Chemistry, of Colorado State                      Directors, Adolph
Blvd.                              University. Formerly Executive Vice President and Provost                   Coors Company
Suite 800                          (1983 to 1990), Academic Vice President and Provost                         (brewing company)
Denver, CO                         (1981 to 1983) and Professor of Chemistry (1981 to 1990)                    (since 1998);
80206                              of Washington State University. Vice President and                          Member Board of
                                   University Dean for Graduate Studies and Research and                       Directors, Dominion
DOB: 1941                          Professor of Chemistry of the University of Cincinnati                      Industrial Capital
                                   (1977 to 1981).                                                             Bank (1999 to
                                                                                                               2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001)
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED         Messr. Thompson is considered an interested person of the Funds due to his positions held at Berger Financial
TRUSTEES AND       Group LLC (or its affiliated companies).
OFFICERS OF
THE TRUST
----------------------------------------------------------------------------------------------------------------------------------
Jack R. Thompson   President and   President and a director since May 1999 (Executive Vice         22          Audit Committee
210 University     Trustee of the  President from February 1999 to May 1999) of Berger Growth                  Member of the
Blvd.              Trust (since    Fund and Berger Large Cap Growth Fund. President and a                      Public Employees'
Suite 800          May 1999)       trustee since May 1999 (Executive Vice President from                       Retirement
Denver, CO 80206                   February 1999 to May 1999) of Berger Investment Portfolio                   Association of
                                   Trust, Berger Institutional Products Trust, Berger Worldwide                Colorado (pension
DOB: 1949                          Funds Trust, Berger Worldwide Portfolios Trust and Berger                   plan) from November
                                   Omni Investment Trust. President and Chief Executive Officer                1997 to December
                                   since June 1999 (Executive Vice President from February 1999                2001.
                                   to June 1999) of Berger Financial Group LLC (formerly Berger
                                   LLC). Director, President and Chief Executive Officer of
                                   Stilwell Management, Inc. (since September 1999). President and Chief Executive Officer of Berger/Bay Isle LLC (since
                                   May 1999). Self-employed as a consultant from July 1995
                                   through February 1999. Director of Wasatch Advisors
                                   (investment  management) from February 1997 to February
                                   1999.
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE
TRUST
----------------------------------------------------------------------------------------------------------------------------------
Jay W. Tracey,     Executive Vice  Executive Vice President of the Berger Funds (since August
CFA                President of    2000). Executive Vice President and Chief Investment Officer
210 University     the Trust       of Berger Financial Group LLC (since June 2000). Portfolio
Blvd.              (since August   manager of the Berger Growth Fund (since August 2000); team
Suite 800          2000) and       portfolio manager of the Berger Select Fund (since June 2000)
Denver,CO 80206    Portfolio       and the Berger Large Cap Growth Fund (from January 2001
                   Manager         through December 2001). Team portfolio manager (since
DOB: 1954          (since June     December 2001) of the Berger Mid Cap Growth Fund and team
                   2000)           interim portfolio manager (since December 2001) of the Berger
                                   New Generation Fund. Formerly, Vice President and portfolio manager at Oppenheimer Funds, Inc. (September 1994 to May
                                   2000).

                              Berger IPT Funds o December 31, 2001 Annual Report

42


FUND TRUSTEES AND
OFFICERS (UNAUDITED)

================================================================================

                   POSITION(S)
                   HELD WITH THE
                   TRUST, TERM OF
                   OFFICE AND
NAME, ADDRESS      LENGTH OF
AND AGE            TIME SERVED      PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
OFFICERS OF THE
TRUST
-------------------------------------------------------------------------------------------------------------
Paul A. LaRocco,   Vice President   Vice President (since February 2001) and portfolio manager
CFA                of the Trust     (since January 2001) of the Berger Small Company Growth Fund.
210 University     (since August    Vice President (since February 2001) and team portfolio manager
Blvd.              2000) and        (since January 2001) of the Berger Select Fund. Team portfolio
Suite 800          Portfolio        manager (since December 2001) of the Berger Mid Cap Growth
Denver, CO 80206   Manager (since   Fund and interim team portfolio manager (since December 2001)
                   June 2000)       of the Berger New Generation Fund. Vice President of Berger
DOB: 1958                           Financial Group LLC (since December 2000). Formerly, portfolio manager with Montgomery Asset Management (from January
                                    2000 through December 2000); senior portfolio manager with
                                    Founders Asset Management (from March 1998 through
                                    December 1999); and portfolio manager with OppenheimerFunds
                                    (from January 1993 through March 1998).
-------------------------------------------------------------------------------------------------------------
Steven L. Fossel,  Vice President   Vice President (since August 2000) and portfolio manager (since
CFA                of the Trust     June 2000) of the Berger Balanced Fund. Vice President (since
210 University     (since August    August 2000) and team portfolio manager (since June 2000) of
Blvd.              2000) and        the Berger Select Fund. Vice President (since February 2001) and
Suite 800          Portfolio        portfolio manager (since December 2001) of the Berger Large
Denver, CO 80206   Manager (since   Cap Growth Fund; and team portfolio manager (from January
                   June 2000)       2001 through December 2001) of the Berger Large Cap Growth
DOB: 1968                           Fund. Interim portfolio manager (from June 2000 to January
                                    2001) of the Berger Large Cap Growth Fund. Vice President and
                                    portfolio manager of Berger Financial Group LLC (since June
                                    2000); senior equity analyst with Berger Financial Group LLC
                                    (from March 1998 to June 2000). Formerly, analyst and assistant portfolio manager with Salomon Brothers Asset Management
                                    (from August 1992 to February 1998).
-------------------------------------------------------------------------------------------------------------
Janice M. Teague   Vice President   Vice President (since November 1998) and Assistant Secretary
210 University     of the Trust     (since February 2000 and previously from September 1996 to
Blvd.              (since November  November 1998) and Secretary (November 1998 to February
Suite 800          1998) and        2000) of the Berger Funds. Vice President (since October 1997),
Denver, CO 80206   Assistant        Secretary (since November 1998) and Assistant Secretary
                   Secretary (since (October 1996 through November 1998) with Berger Financial
DOB: 1954          February 2000)   Group LLC. Vice President and Secretary with Berger Distributors
                                    LLC (since August 1998). Vice President and Secretary of Bay
                                    Isle Financial LLC (since January 2002). Formerly, self-employed as a business consultant (from June 1995 through September 1996).
-------------------------------------------------------------------------------------------------------------
Andrew J. Iseman   Vice President   Vice President of the Berger Funds (since March 2001). Vice
210 University     of the Trust     President (since September 1999) and Chief Operating Officer
Blvd.              (since March     (since November 2000) of Berger Financial Group LLC. Manager
Suite 800          2001)            (since September 1999) and Director (June 1999 to September
Denver, CO 80206                    1999) of Berger Distributors LLC. Vice President-Operations
                                    (February 1999 to November 2000) of Berger Financial Group
DOB: 1964                           LLC. Associate (November 1998 to February 1999) with
                                    DeRemer & Associates (a consulting firm). Vice President-
                                    Operations (February 1997 to November 1998) and Director of
                                    Research and Development (May 1996 to February 1997) of
                                    Berger Financial Group LLC.
-------------------------------------------------------------------------------------------------------------
Anthony R. Bosch   Vice President   Vice President of the Berger Funds (since February 2000). Vice
210 University     of the Trust     President (since June 1999) and Chief Legal Officer (since August
Blvd.              (since February  2000) with Berger Financial Group LLC. Vice President and Chief
Suite 800          2000)            Compliance Officer with Berger Distributors LLC (since
Denver, CO 80206                    September 2001). Vice President of Bay Isle Financial LLC (since
                                    January 2002). Formerly, Assistant Vice President of Federated
DOB: 1966                           Investors, Inc. (December 1996 through May 1999), and Attorney with the U.S. Securities and Exchange Commission (June 1990 through December 1996).

Berger IPT Funds o December 31, 2001 Annual Report

================================================================================

                   POSITION(S)
                   HELD WITH THE
                   TRUST, TERM OF
                   OFFICE AND
NAME, ADDRESS      LENGTH OF
AND AGE            TIME SERVED       PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------
OFFICERS OF THE
TRUST
--------------------------------------------------------------------------------------------------------
Brian S. Ferrie    Vice President    Vice President of the Berger Funds (since November 1998). Vice
210 University     of the Trust      President (since February 1997), Treasurer and Chief Financial
Blvd.              (since November   Officer (since March 2001) and Chief Compliance Officer (from
Suite 800          1998)             August 1994 to March 2001) with Berger Financial Group LLC.
Denver, CO 80206                     Vice President (since May 1996), Treasurer and Chief Financial
                                     Officer (since March 2001) and Chief Compliance Officer (from
DOB:1958                             May 1996 to September 2001) with Berger Distributors LLC.
--------------------------------------------------------------------------------------------------------
John A. Paganelli  Vice President    Vice President (since November 1998), Treasurer (since March
210 University     (since November   2001) and Assistant Treasurer (November 1998 to March 2001)
Blvd.              1998) and         of the Berger Funds. Vice President (since November 1998) and
Suite 800          Treasurer (since  Manager of Accounting (January 1997 through November 1998)
Denver, CO 80206   March 2001)       with Berger Financial Group LLC. Formerly, Manager of
                   of the Trust      Accounting (December 1994 through October 1996) and Senior
DOB: 1967                            Accountant (November 1991 through December 1994) with
                                     Palmeri Fund Administrators, Inc.
--------------------------------------------------------------------------------------------------------
Sue Vreeland       Secretary of the  Secretary of the Berger Funds (since February 2000). Assistant
210 University     Trust (since      Secretary of Berger Financial Group LLC and Berger Distributors
Blvd.              February 2000)    LLC (since June 1999) and Bay Isle Financial LLC (since
Suite 800                            December 2001). Formerly, Assistant Secretary of the Janus
Denver, CO 80206                     Funds (from March 1994 to May 1999), Assistant Secretary of
                                     Janus Distributors, Inc. (from June 1995 to May 1997) and
DOB: 1948                            Manager of Fund Administration for Janus Capital Corporation
                                     (from February 1992 to May 1999).
--------------------------------------------------------------------------------------------------------
David C. Price     Assistant Vice    Assistant Vice President (since March 2001) of the Berger Funds.
210 University     President of the  Assistant Vice President-Compliance (since March 2001) and
Blvd.              Trust (since      Manager-Compliance (October 1998 through March 2001) with
Suite 800          March 2001)       Berger Financial Group LLC. Formerly, Senior Auditor (August
Denver, CO 80206                     1993 through August 1998) with PricewaterhouseCoopers LLP, a public accounting firm. Licensed as a Certified Public Accountant.
DOB: 1969
--------------------------------------------------------------------------------------------------------
Lance V. Campbell  Assistant         Assistant Treasurer (since March 2001) of the Berger Funds.
210 University     Treasurer of the  Assistance Vice President (since January 2002) and Manager of
Blvd.              Trust (since      Investment Accounting (August 1999 through January 2002)
Suite 800          March 2001)       with Berger Financial Group LLC. Formerly, Senior Associate
Denver, CO 80206                     (December 1998 through August 1999) and Associate (August
                                     1997 through December 1998) with PricewaterhouseCoopers
DOB: 1972                            LLP, and Senior Fund Accountant (January 1996 through July
                                     1997) with INVESCO Funds Group.
--------------------------------------------------------------------------------------------------------

Additional information about the Funds and their trustees is available in the Funds' Statement of Additional Information, which can be obtained free of charge by writing or calling the Funds at:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958
(800) 333-1001
bergerfunds.com


                              Berger IPT Funds o December 31, 2001 Annual Report

[BERGER FUNDS LOGO]                                                       IPTANN